                                                                                                                         EXHIBIT 4.2
                                                                                                                      EXECUTION COPY

                                            STRATS(SM) CERTIFICATES SERIES SUPPLEMENT 2007-2

                                                                between

                                               SYNTHETIC FIXED-INCOME SECURITIES, INC.,
                                                              as Trustor

                                                                  and

                                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                as Trustee and Securities Intermediary

                                   STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2

                                                       Dated as of July 31, 2007

                                                   TABLE OF CONTENTS

                                                                                                               Page

         Section 1.        Certain Defined Terms.................................................................1

         Section 2.        Creation and Declaration of Trust; Sale of Underlying Securities; Acceptance by

                                                              -i-

                                                 TABLE OF CONTENTS
                                                    (continued)

Exhibit A — Identification of the Underlying Securities as of Closing Date
Exhibit B — Terms of the Certificates as of Closing Date
Exhibit C — Form of Certificates
Exhibit D — Form of Call Warrant
Exhibit E — Relevant Servicing Criteria for Trustee

                                                              -ii-

         STRATS(SM) SERIES SUPPLEMENT  2007-2,  dated as of July 31,  2007 (this "Series  Supplement"),  between  SYNTHETIC  FIXED-INCOME
         SECURITIES,  INC., a Delaware corporation,  as Trustor (the "Trustor"),  and U.S. Bank Trust National Association,  a national banking association, as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary").

                                                         PRELIMINARY STATEMENT

                  Pursuant to the Base Trust Agreement,  dated as of September 8, 2006 (the "Base Trust Agreement" and, as supplemented pursuant to the Series Supplement,  the "Agreement"),  between the Trustor and the Trustee,  such parties may at any time and from time to time enter into a series  supplement  supplemental to the Base Trust Agreement for the purpose of creating a trust.  Section 5.13 of the Base Trust  Agreement  provides  that the  Trustor may at any time and from time to time  direct the  Trustee to  authenticate  and deliver,  on behalf  of any such  trust,  a new  Series of trust  certificates.  Each  trust  certificate  of such new  Series of trust certificates will represent a fractional undivided  beneficial interest in such trust. Certain terms and conditions  applicable to each such Series are to be set forth in the related series supplement to the Base Trust Agreement.

                  Pursuant to this Series  Supplement,  the Trustor and the Trustee  shall create and establish a new trust to be known as STRATS(SM) Trust For BNSF Funding Trust I Securities,  Series 2007-2,  and a new Series of trust  certificates  to be issued  thereby, which  certificates  shall be known as the STRATS(SM)  Certificates,  Series 2007-2, and the Trustor and the Trustee shall herein specify certain  terms and  conditions  in respect  thereof.  The  Certificates  shall be issued in one Class (the  "Certificates"  in the form thereof set forth in Exhibit C).

                  Pursuant to the Purchase and Sale Agreement,  the Seller has sold, assigned,  conveyed and set-over to the Trustee on the date  hereof,  on behalf and  benefit of the Trust,  the  Underlying  Securities.  The Trust shall hold the  Underlying  Securities subject to call  options  created  pursuant to the  Warrant  Agent  Agreement  with  respect to the  Underlying  Securities  (the "Call
Warrants").

                  On behalf of and pursuant to the  authorizing  resolutions  of the Board of Directors of the Trustor,  an  authorized officer of the Trustor has authorized  the  execution,  authentication  and delivery of the  Certificates,  and has authorized the Base
Trust Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

                  Section 1.        Certain Defined Terms.  (a)  All terms used in this Series  Supplement that are defined in the Base
Trust Agreement,  either directly or by reference therein, have the meanings assigned to such terms therein,  except to the extent such terms are defined or modified in this Series  Supplement or the context  requires  otherwise.  The Base Trust  Agreement  also contains rules as to usage which shall be applicable hereto.

                  (b)      Pursuant to Article I of the Base Trust  Agreement,  the meaning of certain  defined  terms used in the Base
Trust  Agreement  shall,  when applied to the trust  certificates  of a  particular  Series,  be as defined in Article I  but with such additional  provisions and  modifications

as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:

                  "761 Election":  shall have the meaning set forth in Section 27 of this Series Supplement.

                  "Acceleration":  The  acceleration of the maturity of the Underlying  Securities  after the occurrence of any default on the Underlying Securities other than a Payment Default.

                  "Additional  Amounts":  Amounts  paid by the  Underlying  Issuer as may be  necessary  in order that the net  amounts received in respect of such  payments or sale or exchange by the holders of the  Underlying  Securities  or the  Underlying  Securities
Trustee,  as the case may be, after  withholding  or deduction for certain taxes,  shall equal the respective  amounts which would have been received in respect of such payments or sale or exchange in the absence of such withholding or deduction.

                  "Agreement":  Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

                  "Allowable  Expense Amount":  With respect to Extraordinary  Trust Expenses for the Trust, such expenses which in the aggregate exceed $20,000 but are less than the maximum reimbursable amount of $100,000.

                  "Base Trust Agreement":  Base Trust Agreement shall have the meaning  specified in the Preliminary  Statement to this
Series Supplement.

                  "Business  Day": Any day other than a Saturday,  Sunday or a day on which banking  institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Call Notice":  A written notice in the form of Exhibit I.

                  "Call  Warrant":  Call  Warrant  shall  have the  meaning  specified  in the  Preliminary  Statement  to this  Series
Supplement.

                  "Certificate  Account":  With  respect to this  Series,  the Eligible  Account,  which shall be a securities  account established and maintained by the Securities  Intermediary  in the Trustee's name, to which the Underlying  Securities and all payments made on or with respect to the related Underlying Securities shall be credited.

                  "Certificateholder" or "Holder":  With respect to any Certificate, the Holder thereof.

                  "Certificateholder  Allocation Amount":  On any Scheduled  Distribution Date, with respect to any amounts held by the
Trust on such date, (i) all such amounts representing  interest received with respect to the Underlying  Securities,  including accrued and unpaid interest, and (ii) 94.082% of all such amounts representing  principal of the Underlying  Securities,  not to exceed $25 per
Certificate.

                                                              2

                  "Certificates": Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.

                  "Closing Date": July 31, 2007.

                  "Collection  Period": The period from (but excluding) the  preceding  Distribution Date (or, in the case of the first
Distribution Date, from and including the Closing Date), through and including the current Distribution Date.

                  "Commission":  The Securities and Exchange Commission.

                  "Corporate  Trust Office":  U.S. Bank Trust  National  Association,  100 Wall Street,  Suite 1600, New York, New York
10005 or such other corporate trust office as the Trustee shall designate in writing to the Trustor and the Certificateholders.

                  "Depositary":  The Depositary Trust Company.

                  "Depositor":  The Trustor acting specifically with respect to the conveyance of the Underlying  Securities under this
Series Supplement.

                  "Distribution  Date":  Any Scheduled  Distribution  Date,  the Final  Scheduled  Distribution  Date or any Underlying
Securities Default Distribution Date or, if applicable, any Underlying Securities Redemption Distribution Date.

                  "Exchange Act Reporting Event":  Has the meaning set forth in Section 10(g).

                  "Exchange Act Reporting Termination":  Has the meaning set forth in Section 36(a).

                  "Extraordinary Trust Expenses":  All expenses,  fees, costs and disbursements related to the Trust or incurred by the
Trustee or its agents excluding the Trustee's  initial  acceptance  fees,  exchange  listing fees,  expenses  associated with scheduled
Commission filings and any indemnity claims against the Trustor.

                  "Final Maturity Date" or "Final Scheduled Distribution Date":  December 15, 2055.

                  "Interest  Collections":  With respect to any  Distribution  Date, all payments  received by the Trustee,  during the
Collection  Period ending on such  Distribution  Date, in respect of (i) interest on the Underlying  Securities and  (ii) penalties  or other amounts required to be paid because of late payments on the Underlying Securities.

                  "Interest Payment":  Each installment of interest payable on the Underlying  Securities on each Underlying Securities
Payment Date or, if any such day is not a Business Day, then the immediately following Business Day, commencing on January 15, 2008.

                  "Interest Rate":  The per annum rate set forth in Exhibit B hereto.

                                                              3

                  "Latest  Exchange Act Reporting  Date":  The date following an Exchange Act Reporting  Event on which the Trustor has determined  in its  reasonable,  good faith  discretion  that,  in the  absence of a  termination  of the Trust,  the Trust would be in violation of its reporting obligations under the Exchange Act with respect to the Certificates.

                  "Optional Deferral Period":  Any period during which Interest  Collections  payable on a Scheduled  Distribution Date will not be paid as a result of the deferral of interest payments on the Underlying Securities.

                  "Outstanding Amount":  With respect to the Certificates and any date of determination,  the Stated Amount of any such
Certificates outstanding on such date.

                  "Payment Default":  A default by the Underlying Issuer in the payment of any amount due on the Underlying  Securities after the same becomes due and payable (and the expiration of any applicable grace period on the Underlying Securities).

                  "Permitted  Investments":  Has the meaning specified in the Base Trust Agreement, and all such investments shall have a short term rating of not less than "A-1" by S&P.

                  "Purchase and Sale Agreement":  The purchase and sale agreement dated the Closing Date, by and between the Seller and the Trust.

                  "Rating  Agency":  S&P and any successor to S&P.  References to "the Rating Agency" in the Agreement  shall be deemed to be S&P.

                  "Rating  Agency  Condition":  The Rating  Agency shall have notified the Trustor and the Trustee in writing that such action or occurrence will not result in a reduction or withdrawal of the current rating of any Certificate.

                  "Record Date":  With respect to any Distribution Date, the day immediately preceding such Distribution Date.

                  "Reporting Termination Form":  Has the meaning set forth in Section 36(a).

                  "Required Amount"  $470,410 Stated Amount of Certificates for each $500,000 of Call Warrants.

                  "Scheduled  Distribution  Date":  For so long as no Optional  Deferral  Period shall have  occurred,  January 15  and
July 15 of each year until the Underlying  Securities Rate Conversion  Date, and thereafter  quarterly on the 15th day of each January,
April,  July and October until the Final Maturity Date;  provided,  however,  that if any Scheduled  Distribution  Date would otherwise fall on a day that is not a Business Day,  such  Scheduled  Distribution  Date will be the  following  Business Day,  commencing on the
Scheduled Distribution Date occurring in January 2008.

                  "SEC Reporting Failure":  Has the meaning set forth in Section 10(g).

                                                              4

                  "SELLER":  STRATS, LLC (THE "SELLER"), A WHOLLY OWNED SUBSIDIARY OF WACHOVIA CORPORATION.

                  "S&P":  Standard & Poor's Ratings Services or any successor thereto.

                  "Specified Currency":  United States Dollars.

                  "Stated Amount":  With respect to any Certificate, the outstanding certificate principal amount of such Certificate.

                  "Trust":  STRATS(SM) Trust For BNSF Funding Trust I Securities, Series 2007-2.

                  "Trust  Termination  Event":  (a) the  payment in full at  maturity  or upon early  redemption  of the  Certificates,
(b) the  distribution  of the proceeds  received upon a recovery on the Underlying  Securities (in the case of Payment  Default,  after deducting the costs incurred in connection  therewith) after  a Payment Default or on Acceleration or other default with respect to the
Underlying  Securities  (and the expiration of any applicable  grace period on the Underlying  Securities),  (c) the  distribution  (or liquidation and distribution) of the Underlying Securities in accordance with  Section 10(g) hereof  in the event that periodic reports required to be filed by the  Underlying  Issuer are no longer being filed,  or (d) the  sale by the Trust in  accordance  with the Call
Warrants of all the Underlying Securities and the distribution in full of all amounts due to Certificateholders.

                  "Underlying Issuer": BNSF Funding Trust I.

                  "Underlying  Securities":   As  of  the  Closing  Date,  $33,000,000  aggregate  principal  amount  of  6.613%  Fixed
Rate/Floating  Rate Trust  Preferred  Securities  due 2055  issued by the  Underlying  Issuer,  sold to the  Trustee by the Trustor and identified on Exhibit A hereto.

                  "Underlying  Securities  Default  Distribution  Date":  The date on which the  Trustee  makes a  distribution  of the proceeds  received in connection  with a recovery on the Underlying  Securities (in the case of Payment  Default,  after  deducting any costs  incurred  in  connection  therewith) following  a Payment  Default  or an  Acceleration  or other  default  with  respect to the
Underlying Securities.

                  "Underlying Securities Guarantor":  Burlington Northern Santa Fe Corporation.

                  "Underlying  Securities  Payment  Date":  January 15 and July 15 of each year until the  Underlying  Securities  Rate
Conversion  Date,  and  thereafter  quarterly on the 15th day of each  January,  April,  July and October  beginning on April 15, 2026;
provided,  however,  that if any  Underlying  Securities  Payment Date would  otherwise  fall on a day that is not a Business Day, such
Underlying  Securities Payment Date will be the following Business Day, commencing on the Underlying  Securities Payment Date occurring in January 2008.

                  "Underlying Securities Rate Conversion Date":  January 15, 2026.

                                                              5

                  "Underlying  Securities  Redemption  Distribution  Date":  The date on which the Trustee receives the proceeds from a redemption of Underlying Securities in accordance with their terms.

                  "Underlying Securities Trustee":  The trustee for the Underlying Securities.

                  "Voting  Rights":  The  Certificateholders  shall  have  100%  of  the  total  voting  rights  with  respect  to  the
Certificates,  which voting rights shall be allocated among all Holders of the  Certificates  in proportion to the Outstanding  Amounts held by such Holders on any date of determination.

                  "Wachovia Securities":  Wachovia Capital Markets, LLC.

                  "Warrant Agent": U.S. Bank Trust National  Association,  a national banking  association,  in its capacity as warrant agent hereunder, or any successor thereto hereunder.

                  "Warrant Agent  Agreement":  The Warrant Agent Agreement,  dated as of the date hereof,  between the Trustor and U.S.
Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended or modified from time to time.

                  "Warrant Exercise Date":  Warrant Exercise Date shall have the meaning given to such term in the Call Warrant.

                  "Warrant Exercise  Purchase Price":  Warrant Exercise Purchase Price shall have the meaning given to such term in the
Call Warrant.

                  "Warrantholder":  A Warrantholder shall mean a holder of a Call Warrant.

                  "Warrantholder  Allocation  Amount":  On any  dates,  with  respect  to any  amounts  held by the  Trust on such date representing  principal  of the  Underlying  Securities,  the excess of all such  amounts  after  allocation  of the  Certificateholder
Allocation Amount.

                  Section 2.        Creation and Declaration of Trust: Sale of Underlying Securities;  Acceptance by Trustee.  (a)  The
Trust,  of which the Trustee is the trustee,  is hereby  created under the laws of the State of New York for the benefit of the holders of the Certificates.  The Trust shall be irrevocable.

                  (b)      The Trustee hereby (i) acknowledges the sale and delivery,  pursuant to the Purchase and Sale Agreement, and receipt by it of the Underlying  Securities,  (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Base Trust  Agreement  but  subject to the  Trustee's  obligation,  as and when the same may  arise,  to make any  payment or other distribution  of the  assets of the Trust as may be  required  pursuant  to this  Series  Supplement,  the Base  Trust  Agreement,  the
Certificates  and the Call  Warrants,  and  (iii) agrees  to perform the duties  herein or therein  required and any failure to receive reimbursement of expenses and disbursements under Section 13 hereof shall not release the Trustee from its duties herein or therein.

                                                              6

                  Section 3.        Designation.  There is hereby created a Series of trust  certificates  to be issued pursuant to the
Base Trust Agreement and this Series  Supplement to be known as the "STRATS(SM)  Certificates,  Series 2007-2" The Certificates  shall be issued in one Class, the Certificates,  having the terms provided for in this Series  Supplement.  The Certificates  shall be issued in the amounts set forth in Section 5 and with the additional  terms set forth in Exhibit B to this Series  Supplement.  The  Certificates shall be issued in substantially the form set forth in Exhibit C to this Series  Supplement with such necessary or appropriate  changes as shall be approved by the Trustor and the Trustee,  such approval to be manifested  by the  execution and  authentication  thereof by the Trustee.  The Certificates shall evidence undivided ownership  interests in the assets of the Trust,  subject to the liabilities of the Trust and shall be payable solely from payments or property received by the Trustee on or in respect of the Underlying Securities.

                  Section 4.        Date of the  Certificates.  The Certificates that are authenticated and delivered by the Trustee to or upon Trustor Order on the Closing Date shall be dated the Closing Date.  All other  Certificates  that are  authenticated  after the
Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

                  Section 5.        Certificate  Stated Amount and  Denominations.  On the Closing  Date, up to 1,241,880  Certificates
with an aggregate  Stated Amount of  $31,047,000  may be  authenticated  and delivered  under the Base Trust  Agreement and this Series
Supplement.  The Stated Amount of the Certificates  shall equal 94.082% of the initial  principal amount of Underlying  Securities sold to the Trustee and deposited in the Trust.  Such Stated Amount shall be calculated  without regard to  Certificates  authenticated  and delivered  upon  registration  of transfer of, or in exchange for, or in lieu of, other  Certificates  pursuant to Sections 5.3, 5.4 or
5.5 of the Base Trust Agreement.

                  Section 6.        Currency of the  Certificates.  All distributions on the Certificates will be made in the Specified
Currency.

                  Section 7.        Form of Securities.  The Trustee shall execute and deliver the  Certificates  in the form of one or more global certificates registered in the name of the Depositary or its nominee.

                  Section 8.        Call Warrants.  (a)  Concurrently  with the execution of this Series  Supplement,  the Trustee,  on behalf  of the  Trust,  shall  execute  the  Warrant  Agent  Agreement  and a  single  certificate,  dated as of the  date  hereof  and substantially  in the form of Exhibit D hereto,  initially  evidencing all of the Call Warrants.  The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

                  (b)      The Trustee may not enter into any  amendment or  modification  of the Call  Warrants  except as provided in
Section VI.4 of the Call Warrants.

                  (c)      The Trustee shall notify the Certificateholders  and the Rating Agency upon receipt of any notice,  pursuant to the  provisions  of the Call  Warrants,  of a  Warrantholder's  intent to exercise its Call  Warrants.  Such notice from the Trustee shall state (i) the Warrant

                                                              7

Exercise Date, (ii) that such exercise of the Call Warrant is conditional upon receipt by the Trustee of the Warrant Exercise  Purchase
Price with respect to such exercise,  and (iii) that there will be selected for redemption by lot, or in the event redemption by lot is not  practicable,  by pro rata  reduction) a Stated  Amount of  Certificates  equal to 94.082% of the  principal  amount of  Underlying
Securities to be purchased and that such  redemption of the  Certificates  will occur on the Warrant  Exercise Date at a price equal to
100% of the Stated Amount of the  Certificates to be redeemed ($25 per each Certificate that is redeemed in full and has not previously received distributions in respect of principal) plus accrued and unpaid interest to the date of redemption.  A holder of a Call Warrant may rescind its notice given  pursuant to the terms of the Call Warrant and any rescission of such notice or failure to pay the Warrant
Exercise  Purchase Price pursuant to a rescinded  notice shall not adversely  affect the right of a  Warrantholder  to deliver a notice thereafter.  The Trustee  shall  promptly  notify  Certificateholders  of any  rescission  of such a notice and that the  redemption of
Certificates in connection with such exercise is also rescinded.  Notwithstanding  anything herein or in a Call Warrant exercised under
Section 10(j)(C) of this Series Supplement to the contrary,  a holder of such Call Warrant may not rescind its notice given pursuant to the terms of such Call Warrant if the Trustee has previously  tendered or delivered,  in compliance with the tender offer requirements, any Underlying Securities callable by such Call Warrant specified in such notice or an irrevocable notice related thereto.

                  (d)      Upon the exercise of any Call Warrant in accordance  with the terms of the Call Warrants  (other than a Call
Warrant that is exercised and settled as set forth in  Section 10(j)(C) of  this Series Supplement),  the Trustee, after receipt of the
Warrant  Exercise  Purchase  Price and the Call  Warrants  being  exercised,  shall  deliver or cause to be delivered  upon the written direction of the Warrant Agent,  by 1:00 p.m. (New York City time) on the related Warrant  Exercise Date, the Underlying  Securities as
specified in the  exercised  Call Warrant by  instructing  the  Depositary to credit such  Underlying  Securities to the account of the exercising  Warrantholder  or its nominee,  provided that the Trustee  shall have received  notice of the exercise of such Call Warrant from the Warrant Agent in accordance  with the terms of the Call Warrants and shall have received from the Warrant Agent an amount,  in immediately  available  funds in a form  acceptable to the Trustee,  equal to the Warrant  Exercise  Purchase Price for such Underlying
Securities by 1:00 p.m. (New York City time) on the related Warrant Exercise Date.

                  (e)      Upon receipt of the Warrant Exercise Purchase Price pursuant to this Section 8 or  Section 10(j)(E) of  this
Series  Supplement and the Call Warrants being exercised,  the Trustee shall deposit the amount of the Warrant Exercise  Purchase Price in the Certificate  Account on or before the related Warrant  Exercise Date and pay to the  Certificateholders  the amount described in
Section 8(c)(iii) above.  The Certificates to be redeemed will be selected,  in the case of the Certificates,  by the Trustee or DTC by lot, or in the event redemption by lot is not  practicable,  by pro rata reduction of the aggregate Stated Amount of Certificates to be redeemed,  and all Certificates so selected by the Trustee or DTC by lot, or in the event redemption by lot is not practicable,  by pro rata reduction of the aggregate  Stated Amount of  Certificates  to be redeemed,  and all  Certificates so selected will be paid for on the Warrant Exercise Date (or, solely in the case of a Call Warrant  exercised under  Section 10(j)(C) of  this Series  Supplement,  as soon as practicable after the related Warrant Exercise Date).

                  (f)      On (A) any  Distribution  Date,  commencing with the Distribution  Date occurring in January 2008,  that has been  designated by a holder of both Call Warrants and

                                                              8

Certificates by a notice to the Trustee provided for in this Section 8(f)(i), or (B) any date on which the Underlying Securities are to be redeemed,  prepaid or liquidated in whole or in part for any reason other than due to the occurrence of an Event of Default,  an SEC
Reporting Failure,  or the Final Maturity Date (each an "Optional Exchange Date"),  such a holder may exchange its Certificates and one or more Call Warrants in the Required Amounts for an in-kind distribution of a principal amount of Underlying  Securities equivalent to the amount of Call Warrants; provided that the following conditions shall apply to any such exchange:

                     (i)   A notice specifying the Outstanding  Amount of Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 10 days (or such shorter period  acceptable to the  Trustee) but  not more than
         30 days before the Optional Exchange Date;

                     (ii)  Certificates and Call Warrants,  shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date;

                     (iii) Certificates in Outstanding  Amounts equal to $500,000 or whole multiples of $10,000 in excess thereof shall be surrendered;

                     (iv)  The Trustee (at the Trustor's  expense) shall have received an opinion of counsel  stating that the exchange will not cause the Trust to be  classified as a  corporation  or publicly  traded  partnership  taxable as a  corporation  for federal income tax purposes;

                     (v)   The  Trustee  shall not be  obligated  to  determine  whether  the  exchange  complies  with the  applicable provisions  for  exemption  under Rule 3a-7 of the  Investment  Company Act of 1940, as amended,  or the rules or  regulations promulgated thereunder;

                     (vi)  The provisions of Section 4.5 of the Base Trust  Agreement  shall not apply to an exchange  pursuant to this
         Section 8(f);  this  Section 8(f) shall  not  provide any Person  with a lien  against,  an interest in or a right to specific performance  with respect to the  Underlying  Securities;  provided  that  satisfaction  of the  conditions  set forth in this
         Section 8(f) shall entitle the exchanging Warrantholder to a distribution thereof; and

                     (vii) The exchanging Warrantholder shall have provided a certificate of solvency to the Trustee.

                  (g)      Notwithstanding  anything  to the  contrary  in this  Section 8,  if the  exercise  of any Call  Warrant  in accordance  with  paragraph  (c) above would  result in the  redemption  of a  fractional  amount of  Certificates,  then the amount of
Certificate  to be redeemed  shall be rounded  downward to the nearest  whole amount,  subject to the last  sentence of this  paragraph
(g).  Any excess  amounts  representing  the  difference  between  the  Warrant  Exercise  Purchase  Price and such  rounded  amount of
Certificates shall be held in an Eligible Account for the benefit of the  Certificateholders  and invested in Permitted  Investments in accordance  with Section 3.10 of the Base Trust  Agreement.  Any earnings on such amounts  shall  comprise  Interest  Collections.  Any such amounts or portion  thereof  shall be used on a  subsequent  Warrant  Exercise  Date to the extent  sufficient,  when added to the
Warrant  Exercise  Purchase  Price on such  subsequent  Warrant  Exercise  Date, to prevent the  redemption  of a fractional  amount of
Certificates.

                                                              9

                  Section 9.        Certain  Provisions  of Base  Trust  Agreement  Not  Applicable.  Any  references  to an  "Event of
Default" or an "Administrative Agent Termination Event" in Sections 5.11, 5.16, 6.2,  Article VII,  8.1, 8.2 and 8.10 of the Base Trust
Agreement  are hereby made  inapplicable  with  respect to the  Certificates.  In addition,  and any other  provision of the Base Trust
Agreement  which  imposes  obligations  on or creates  rights in favor of the  Trustee or the  Certificateholders  as a result of or in connection  with an "Event of  Default"  or  "Administrative  Agent  Termination  Event"  shall be  inapplicable  with  respect  to the
Certificates.  In addition,  there is no "Administrative  Agent" specified herein, and all references to "Administrative  Agent" in the
Agreement and each provision in the Base Trust Agreement  relating to an  Administrative  Agent,  therefore shall be inapplicable  with respect to the Certificates.

                  Section 10.       Distributions.  (a)  Notwithstanding  any provision in the  Agreement to the contrary,  the Trustee shall  deposit in the  Certificate  Account on the same day of receipt  (to the extent  received by 12:00 noon on such day) all amounts collected with respect to the Underlying Securities and all Liquidation  Proceeds.  On each Scheduled  Distribution Date, except during any Optional  Deferral Period during which no  distributions to  Certificateholders  shall be made, the Trustee shall distribute to the extent of  Interest  Collections,  (i) first to the  Trustee and its  respective  agents  that  amount of expenses  paid as part of the
Allowable Expense Amount,  (ii) second to the  Certificateholders,  pro rata, the Interest Payment,  and (iii) third to the Trustee and its  respective  agents that sum of accrued and unpaid fees of the Trustee and unpaid  listing fees of the Trust shall be deducted from the amount  distributable  on such  Scheduled  Distribution  Date.  In addition,  on any other  Distribution  Date,  the Trustee  shall distribute  Interest  Collections  (i) first to the Trustee  and its  respective  agents  that  amount of expenses  paid as part of the
Allowable  Expense Amount,  (ii) second to the  Certificateholders,  pro rata and (iii) third to the Trustee and its respective  agents the sum of the  accrued  and  unpaid  fees of the  Trustee  and  unpaid  listing  fees of the  Trust  shall be  deducted  from  amounts distributable  on such  Distribution  Date. On the Final  Scheduled  Distribution,  and to the extent  received on any other  Scheduled
Distribution  Date  or  Underlying  Securities  Redemption   Distribution  Date,  the  Trustee  shall  distribute  (i)  first,  to  the
Certificateholders,  a portion of the principal  amount of the  Underlying  Securities  to the extent the  principal of the  Underlying
Securities  is received by the Trustee on such date or during the related  Collection  Period in an amount up to the  Certificateholder
Allocation Amount,  plus any accrued interest thereon,  and (ii) second, to the  Warrantholders,  any remaining  principal  distributed with respect to the  Underlying  Securities in payment of the  Warrantholder  Allocation  Amount.  In the event any redemption or other premium is paid on the  Underlying  Securities,  such amount shall be distributed to the  Warrantholders,  pro rata in accordance  with their respective number of Warrants.

                  Notwithstanding the foregoing,  if any payment with respect to the Underlying Securities is made to the Trustee after the  Underlying  Securities  Payment Date on which such  payment was due,  the Trustee  shall  distribute  such amount  received on the
Business Day  following  such  receipt.  All  distributions  to  Certificateholders  shall be subject to exercise of Call  Warrants and payment of the  applicable  portion of the  related  Warrant  Exercise  Purchase  Price in lieu of such  distribution  in the event the related Distribution Date is also a Warrant Exercise Date.

                  (b)      In the event of a Payment Default,  the Trustee shall proceed against the Underlying Issuer on behalf of the
Certificateholders  to enforce the Underlying  Securities or

                                                              10

otherwise to protect the interests of the Certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the Trustee;  provided  that,  holders of the  Certificates  representing a majority of the Voting Rights on the  Certificates  will be entitled to direct the Trustee in any such proceeding or direct the Trustee to sell the Underlying Securities, subject to the Trustee's receipt of satisfactory indemnity. If the Trustee is directed to sell the Underlying Securities, the Trustee shall solicit bids for the sale of the Underlying  Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market,  which may include but is not limited to any three of the following dealers:  (1) Wachovia  Securities,
(2) Goldman,  Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch,  Pierce,  Fenner &  Smith  Incorporated,  (5) Citigroup
Global Markets Inc., (6) J.P.  Morgan  Securities  Inc. and (7) Deutsche Bank  Securities  Inc.;  provided,  however,  that no bid from
Wachovia  Securities or any affiliate  thereof shall be accepted  unless such bid equals the then fair market value of such  Underlying
Securities as determined by the Trustor.  The Trustee shall not be  responsible  for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed  settlement  date,  the Trustee shall request new bids from such leading  dealers.  In the event of an
Acceleration  and  a  corresponding  payment  on  the  Underlying  Securities,  the  Trustee  shall  distribute  the  proceeds  to  the
Certificateholders no later than two (2) Business Days after the receipt of immediately available funds.

                  (c)      In the event that the  Trustee  receives  money or other  property in respect of the  Underlying  Securities
(other than a scheduled  payment on or with respect to an interest  payment  date) as a result of a Payment  Default on the  Underlying
Securities  (including from the sale thereof),  the Trustee will promptly give notice as provided in  Section 18(c) to  the Depositary, or for any Certificates  which are not then held by the Depositary or any other depository,  directly to the registered  holders of the
Certificates  then  outstanding  and unpaid.  Such notice shall state that,  not later than 30 days after the receipt of such moneys or other  property,  the Trustee  will  allocate  and  distribute  such  moneys or other  property  to the  holders of  Certificates  then outstanding  and unpaid (after  deducting  the costs  incurred in connection  therewith  and subject to clause  (b)(ii) of  Section 2).
Property  other  than cash will be  liquidated  by the  Trustee,  and the  proceeds  thereof  distributed  in cash,  only to the extent necessary to avoid  distribution of fractional  securities to  Certificateholders.  In-kind  distribution  of Underlying  Securities to
Certificateholders  will be deemed to reduce the Outstanding  Amount of Certificates on a proportionate  basis.  Following such in kind distribution,  all  Certificates  will be  cancelled.  No amounts  will be  distributed  to the  Trustor  in respect of the  Underlying
Securities.

                  (d)      Distributions to the  Certificateholders on each Distribution Date will be made to the Certificateholders of record on the Record Date.

                  (e)      All  distributions  to the  Certificateholders shall  be  allocated  pro  rata  based  on  their  respective
Outstanding Amount as of the Record Date.

                  (f)      Notwithstanding  any  provision of the  Agreement to the contrary,  to the extent funds are  available,  the
Trustee will initiate  payment in  immediately  available  funds by 1:00 P.M. (New York City  time) on  each  Distribution  Date of all amounts payable to each  Certificateholder  with respect to any Certificate held by such  Certificateholder or its nominee (without the necessity for any presentation or surrender  thereof or any notation of such payment

                                                              11

thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing 15 days prior to such  Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction  delivered by the  Certificateholder  pursuant to this Section 10(f)
unless a new instruction is delivered 15 days prior to a Distribution Date.

                  (g)      (A) If the  Underlying  Securities  Guarantor  ceases to file periodic  reports under the Exchange Act (such event an "Exchange Act Reporting  Event") and the Trustor  determines in its reasonable,  good faith discretion (i) after  consultation with the Commission staff or applicable  authority  promulgated by the Commission or its staff, that under applicable  securities laws, rules or  regulations  the Trust must be  liquidated  or the  Underlying  Securities  distributed,  absent an  Exchange  Act  Reporting
Termination,  and (ii) that it will be unable to effect an Exchange Act Reporting  Termination in accordance  with Section 36 hereof on or prior to the Latest  Exchange  Act  Reporting  Date,  including  any  extension  of such date  notified  by the Trustor to the Trust
(satisfaction  of the conditions in the foregoing  clauses (i) and (ii), an "SEC Reporting  Failure"),  then the Trustor shall promptly notify the  Trustee,  each Rating  Agency and to the extent  permitted by  applicable  law, the  Warrantholders  of such SEC  Reporting
Failure and the Trustee shall  liquidate or distribute in kind, as directed by the Trustor,  any remaining  Underlying  Securities  and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid, subject to subclause (B) below.

                           (B)      The Call  Warrants  will become  immediately  exercisable  upon the  occurrence of an SEC Reporting
         Failure  (whether  such SEC  Reporting  Failure  occurs before or after  July 15,  2012) and,  if the Call Warrants are in the money, as defined in clause (C) below,  they will be deemed to be exercised without further action by the  Warrantholders  and will be cash  settled  concurrently  with  the  distribution  to  Certificateholders.  The  distribution  shall be made to the
         Certificateholders  on a pro rata basis  according to the  Outstanding  Amount for the  Certificates  held,  provided that the
         Certificateholders  shall not receive more than $25 per Certificate  plus accrued  interest thereon to the date of redemption.
         Any liquidation proceeds or Underlying Securities in excess of the amounts distributed to the  Certificateholders  pursuant to the  preceding  sentence  shall be  distributed  to the  Warrantholders  on a pro rata basis  according  to the number of Call
         Warrants held.

                           (C)      If an SEC Reporting  Failure occurs,  the Trustee shall solicit bids for the sale of the Underlying
         Securities with  settlement  thereof on or before the third  (3rd) Business  Day after such sale from three leading dealers in the relevant market and the  Warrantholders,  and may solicit additional bids from such other parties as the Trustor instructs the Trustee to be appropriate.  For purposes of this  Section 10(g),  the Call Warrants will be deemed to be "in the money" if the highest firm bid  received  with  respect to all  Underlying  Securities  held by the Trust  exceeds the Warrant  Exercise
         Purchase Price for such Underlying  Securities,  and cash settlement shall be made in an amount equal to such excess (but only if the  Underlying  Securities  are actually sold at a price equal to the amount of such bid).  Any of the  following  dealers shall be deemed to qualify as leading dealers:  (1) Wachovia Securities,  (2) Goldman,  Sachs & Co., (3) Lehman Brothers Inc.,
         (4) Merrill Lynch, Pierce,  Fenner & Smith Incorporated,  (5) Citigroup  Global Markets Inc., (6) J.P.  Morgan Securities Inc.
         and (7) Deutsche Bank

                                                              12

         Securities Inc.; provided, however, that the Trustee may also solicit bids from other leading dealers; provided, further, that no bid from Wachovia  Securities or any affiliate thereof shall be accepted unless such bid equals the then fair market value, as determined by the Trustor, of such Underlying Securities.  The Trustee shall not be responsible for the failure to obtain a bid so long as it has made  reasonable  efforts to obtain bids. If a bid for the sale of the  Underlying  Securities  has been accepted by the Trustee but the sale has failed to settle on the proposed  settlement date, the Trustee shall request new bids from such leading dealers.

                           (D)      Notwithstanding  the foregoing,  if at any time an SEC Reporting  Failure occurs and is continuing,
         Warrantholders  will have the right to exercise the Call  Warrants in accordance  with  Section 8 so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying  Securities.  Any payments to  Certificateholders  in connection with such exercise shall be made as set forth in Section 8.

                  (h)      The rights of the  Certificateholders  to receive  distributions  in  respect of the  Certificates,  and all interests of the  Certificateholders  in such distributions,  shall be as set forth in this Series Supplement.  The Trustee shall in no way be  responsible  or liable to the  Certificateholders  nor shall any  Certificateholder  in any way be responsible or liable to any other  Certificateholder  in respect of amounts  previously  distributed  on the  Certificates  based on their  respective  Outstanding
Amounts.

                  (i)      Upon the  occurrence  of any Optional  Deferral  Period the Trustee  shall not be  obligated  to  distribute
Interest  Collections  on any Scheduled  Distribution  Date until (x) payments on the  Underlying  Securities  have resumed and (y) all amounts due and payable on the Underlying  Securities have been received by the Trust. Upon the satisfaction of these  conditions,  the
Trustee shall distribute the Interest Collections to Certificateholders in accordance with subsection 10(a) above.

                  (j)      (A)  If the Trustee  receives  notice of a tender offer for some or all of the  Underlying  Securities,  the
Trustee shall within one Business Day notify the Warrant  Agent and forward to the Warrant  Agent copies of all  materials  received by the Trustee in connection therewith.

                           (B)      If (i) the Trustee receives a Call  Notice from any  Warrantholder no later than five Business Days prior to the  expiration of the tender offer  acceptance  period,  (ii) such  Call Notice  indicates  that such  Warrantholder desires to exercise all or a portion of its Call Warrants in connection with the  consummation  of any such tender offer,  and
         (iii) such  Warrantholder  (A) does  not  expressly  state in such Call  Notice  that it does not want to  receive  Underlying
         Securities in connection with such exercise,  or (B) does not deliver to the Trustee  simultaneously with the delivery of such
         Call Notice to the Trustee an executed subscription for the Underlying  Securities in the form of Exhibit II hereto,  (1) such
         Call  Warrant  shall  be  settled  as  set  forth  in  Section 8(d) of   the  Series  Supplement,   and  (2) any  payments  to
         Certificateholders in connection with such exercise shall be made as set forth in Section 8.

                                                              13

                           (C)      If (i) the Trustee  receives a Call Notice from any  Warrantholder no later than five Business Days prior to the  expiration of the tender offer  acceptance  period,  (ii) such  Call Notice  indicates  that such  Warrantholder desires to exercise  all or a portion of its Call  Warrants in  connection  with the  consummation  of any such tender  offer,
         (iii) such  Warrantholder  expressly  states in such Call Notice  that it does not want to receive  Underlying  Securities  in connection  with such exercise,  and (iv) an  executed  subscription  for the Underlying  Securities in the form of Exhibit II hereto is delivered to the Trustee  together  with such Call Notice,  then the Trustee shall  tender,  in compliance  with the tender offer  requirements,  an amount of Underlying  Securities equal to the amount of Underlying  Securities callable by the
         Call Warrants specified in such Call Notice.

                           (D)      The Warrant Exercise Date for any exercise of Call Warrants under  Section 10(j)(C) shall be deemed to be the Business Day on which such Underlying Securities are accepted for payment and paid for.

                           (E)      The  Warrant  Exercise  Purchase  Price  with  respect  to the  exercise  of  Call  Warrants  under
         Section 10(j)(C) shall  be  deducted  from the  tender  offer  proceeds  and paid to  Certificateholders  in  accordance  with
         Section 8,  and the excess of the tender offer proceeds over such Warrant Exercise Purchase Price shall be paid to the related exercising  Warrantholders pro rata in respect to their proportionate  exercises of Call Warrants or, if such Warrant Exercise
         Purchase Price exceeds the tender offer proceeds,  the amount of such excess shall be paid by such  exercising  Warrantholders pro rata in respect to their proportionate exercises of Call Warrants.

                           (F)      If fewer than all tendered  Underlying  Securities  are accepted for payment and paid for,  (i) the amount of Call Warrants  exercised under  Section 10(j)(C) shall  be reduced to an amount that  corresponds to a number of the
         Underlying  Securities  accepted for payment and paid for (without  regard to any  restrictions on the amount to be exercised, so long as such restrictions  would have been satisfied had all tendered  Underlying  Securities been accepted for payment and paid for);  (ii) each related  Warrantholder's  exercise shall be reduced by its share  (proportionate to the amount specified in its exercise  notice) of  the amount of  Underlying  Securities  not accepted for payment and paid for;  (iii) the  related
         Warrant Exercise  Purchase Price shall be determined after giving effect to the reduction  specified in clause (ii);  (iv) the
         Call  Warrants that relate to the reduction  specified in clause  (ii) shall  remain  outstanding;  and (v) the  excess of the tender offer  proceeds  over such Warrant  Exercise  Purchase  Price shall be  allocated in  proportion  to the amount of Call
         Warrants deemed  exercised as set forth in  clause (i) above  or, if such Warrant  Exercise  Purchase Price exceeds the tender offer  proceeds  the  amount of such  excess  shall be paid by such  exercising  Warrantholders  pro rata in  respect to their proportionate exercises of such Call Warrants.

                           (G)      If the  tender  offer is  terminated  by the  Underlying  Issuer or an  affiliate  thereof  without consummation  thereof or if all tenders by the Trust of  Underlying  Securities  are  otherwise  rejected,  then  (i) the Call
         Notices covered under  Section 10(j)(C) will  be of no further force and effect,  and (ii) any Call Warrants  relating to such
         Call Notices will not be exercised and will remain outstanding.

                                                              14

                  Section 11.       Termination of Trust.  (a)  The Trust shall terminate upon the occurrence of any Trust  Termination
Event.

                  (b)      Except for any reports and other  information  required to be provided to  Certificateholders  hereunder and under the Base Trust  Agreement and except as otherwise  specified  herein and therein,  the  obligations of the Trustee will terminate upon the  distribution to  Certificateholders  of all amounts  required to be distributed to them and the disposition of all Underlying
Securities held by the Trustee.  The Trust shall thereupon terminate, except for surviving rights of indemnity.

                  Section 12.       Limitation of Powers and Duties.  (a)  The  Trustee shall  administer  the Trust and the Underlying
Securities solely as specified herein and in the Base Trust Agreement.

                  (b)      The Trust is  constituted  solely for the purpose of acquiring  and holding the  Underlying  Securities  and issuing  the  Certificates  and Call  Warrants.  The  Trustee is not  authorized  to  acquire  any other  investments  or engage in any activities not authorized herein and, in particular,  unless expressly provided in the Agreement,  the Trustee is not authorized (i) to sell,  assign,  transfer,  exchange,  pledge,  set-off or otherwise  dispose of any of the Underlying  Securities,  once  acquired,  or interests  therein,  including to  Certificateholders,  (ii) to merge or  consolidate  the Trust with any other entity,  or (iii) to do anything  that would  materially  increase  the  likelihood  that the Trust will fail to qualify as a grantor  trust for United  States federal income tax purposes.  In addition,  the Trustee has no power to create,  assume or incur  indebtedness or other  liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

                  (c)      The parties acknowledge that the Trustee, as the holder of the Underlying Securities,  has the right to vote and give  consents  and  waivers in respect of the  Underlying  Securities  and enforce  the other  rights,  if any, of a holder of the
Underlying  Securities,  except as  otherwise  limited by the Base Trust  Agreement  or this Series  Supplement.  In the event that the
Trustee  receives a request from the Underlying  Securities  Trustee,  the Underlying  Issuer or, if  applicable,  the Depositary  with respect  to the  Underlying  Securities,  for the  Trustee's  consent  to any  amendment,  modification  or  waiver  of the  Underlying
Securities,  or any document  relating  thereto,  or receives  any other  solicitation  for any action with  respect to the  Underlying
Securities,  the  Trustee  shall  within  two  (2) Business  Days mail a notice of such  proposed  amendment,  modification,  waiver or solicitation  to each  Certificateholder  of record as of the date of such request.  The Trustee shall  request  instructions  from the
Certificateholders  as to what action to take in response to such  request and shall be  protected  in taking no action if no direction is received.  Except as otherwise  provided  herein,  the Trustee shall consent or vote, or refrain from  consenting or voting,  in the same  proportion as the  Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required;  provided,  however, that,  notwithstanding anything to the contrary in the Base Trust Agreement or this Series  Supplement,  the Trustee shall at no time vote in favor of or consent to any matter  (i) which would alter the timing or amount of any payment on the Underlying Securities (including,  without limitation,  any demand to accelerate the  Underlying  Securities) or  (ii) which  would result in the exchange or  substitution  of any Underlying  Security  whether or not pursuant to a plan for the refunding or  refinancing of such

                                                              15

Underlying Security, except in each case with the unanimous consent of the Certificateholders.  The Trustee shall have no liability for any failure to act or to refrain from acting resulting from the  Certificateholders'  late return of, or failure to return,  directions requested by the Trustee from the Certificateholders.

                  (d)      Notwithstanding  any  provision  of the  Agreement  to the  contrary,  the  Trustee  may  require  from  the
Certificateholders   prior  to  taking  any  action  at  the  direction  of  the  Certificateholders,   an  indemnity  agreement  of  a
Certificateholder  or any of its  Affiliates  to provide for security or indemnity  against the costs,  expenses  and  liabilities  the
Trustee may incur by reason of any such action.  An unsecured  indemnity  agreement,  if acceptable to the Trustee,  shall be deemed to be sufficient to satisfy such security or indemnity requirement.

                  (e)      Notwithstanding  any  provision  of the  Agreement  to the  contrary,  the  Trustee  shall  act as the  sole
Authenticating Agent, Paying Agent and Registrar.

                  Section 13.       Compensation  of  Trustee.   The  Trustee  shall  be  entitled  to  receive  from  the  Trustor  as compensation  for its services  hereunder,  trustee's fees pursuant to a separate fee agreement  between the Trustee and the Trustor to the extent not paid by this Agreement,  and shall be reimbursed for all reasonable  expenses,  disbursements  and advances  incurred or made by it (including the  reasonable  compensation,  disbursements  and expenses of its counsel and other persons not regularly in its employ).  The Trustor shall indemnify and hold harmless the Trustee and its successors,  assigns,  agents and servants  against any and all loss,  liability or reasonable  expense  (including  attorney's  fees) incurred by it in connection with the administration of this trust and the performance of its duties  thereunder.  The immediately  preceding  indemnity from the Trustor in favor of the Trustee is in addition to the  Trustee's  right to recover an  Allowable  Expense  Amount  pursuant  to Section 10 of this Series  Supplement.  In addition,  it is expressly  understood by the parties that the Trustor shall reimburse and pay to the Trustee all  Extraordinary  Trust
Expenses,  including,  but not limited to, all  Extraordinary  Trust Expenses  forming part of an Allowable  Expense Amount only to the extent such  expenses are not paid in full to the Trustee  pursuant to Section 10 of this Series  Supplement.  The Trustee shall notify the Trustor  promptly of any claim for which it may seek  indemnity.  Failure by the Trustee to so notify the Trustor shall not relieve the Trustor of its  obligations  hereunder.  The Trustor need not  reimburse  any expense or indemnify  against any loss,  liability or expense incurred by the Trustee through the Trustee's own willful  misconduct,  negligence or bad faith.  The indemnities  contained in this Section 13 shall survive the resignation or termination of the Trustee or the termination of this Agreement.

                  Failure by the Trustor to pay,  reimburse  or  indemnify  the Trustee  shall not entitle the Trustee to any  payment, reimbursement or  indemnification  from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under  this  Series  Supplement  subject to  Section  8.7 and  Article IX of the Base Trust  Agreement.  Any  unpaid,  unreimbursed  or unindemnified  amounts shall not be borne by the Trust and shall not  constitute a claim  against the Trust,  but shall be borne by the
Trustee in its individual capacity, and the Trustee shall have no recourse against the Trust with respect thereto.

                  Section 14.       Modification  or Amendment.  The Trustee shall not enter into any  modification or amendment of the
Base Trust Agreement or this Series  Supplement  unless such

                                                              16

modification  or  amendment is in  accordance  with Section 10.1 of the Base Trust  Agreement.  If the Rating  Agency  Condition is not
satisfied with respect to any proposed  modification or amendment of the Base Trust Agreement or this Series Supplement,  then any such modification or amendment must be approved by 100% of the Certificateholders.

                  Section 15.       Accounting.  Notwithstanding Section 3.16 of the Base Trust Agreement,  "Attestation by Independent
Public  Accountants" no such accounting  reports shall be required.  Pursuant to Section 4.2 of the Base Trust  Agreement,  "Reports to
Certificateholders," the Trustee shall cause the statement described in Section 4.2 to be prepared and forwarded as provided therein.

                  Section 16.       No  Investment  of Amounts  Received on  Underlying  Securities.  All  amounts  received on or with respect to the Underlying Securities shall be held uninvested by the Trustee.

                  Section 17.       No Event of Default.  There shall be no Events of Default defined with respect to the Certificates.

                  Section 18.       Notices.  (a)  All  directions,  demands and notices  hereunder and under the Agreement shall be in writing  and shall be deemed to have been duly given when  received if  personally  delivered  or mailed by first  class mail,  postage prepaid or by express  delivery  service or by certified  mail,  return  receipt  requested or delivered in any other manner  specified herein,  (i) in the case of the Trustor,  to Synthetic  Fixed-Income  Securities,  Inc., One Wachovia  Center 301 South College Street,
DC-8  Charlotte,  NC 28288,  Attention:  Structured  Notes,  telephone #  (704) 715-8400,  or such other  address as may  hereafter  be furnished to the Trustee in writing by the Trustor, and (ii) in the case of the Trustee, to U.S. Bank Trust National  Association,  100
Wall Street, Suite 1600, New York, New York 10005, Attention:  Corporate Trust, facsimile number (212) 809-5459,  or such other address as may hereafter be furnished to the Trustor in writing by the Trustee.

                  (b)      For purposes of delivering  notices to the Rating  Agency under  Section 10.7  of the Base Trust  Agreement,
"Notice to Rating Agency," or otherwise, such notices shall be mailed or delivered as provided in such Section 10.7,  "Notice to Rating
Agency," to:  Standard & Poor's  Ratings  Services,  55 Water  Street,  New York,  New York 10041;  or such other address as the Rating
Agency may designate in writing to the parties hereto.

                  (c)      In the event a Payment  Default or an  Acceleration  occurs,  the Trustee shall  promptly give notice to the
Depositary  or, for any  Certificates  which are not then held by the  Depositary or any other  depository,  directly to the registered holders of the  Certificates  thereof.  Such notice shall set forth (i) the  identity of the issue of Underlying  Securities,  (ii) the date and nature of such Payment Default or Acceleration,  (iii) the principal amount of the interest or principal in default,  (iv) the
Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

                  (d)      Notwithstanding  any  provisions of the Agreement to the contrary,  the Trustee shall deliver all notices or reports  required  to  be  delivered  to  or by  the  Trustee  or  the  Trustor  to  the  Certificateholders  without  charge  to  such
Certificateholders.

                                                              17

                  (e)      The Trustee shall, in connection with any notice or delivery of documents to Certificateholders  (whether or not such  notice or  delivery  is  required  pursuant  to the  Agreement),  provide  such  notice or  documents  to the  Warrantholders concurrently with the delivery thereof to the Certificateholders.

                  Section 19.       Access to Certain Documentation.  Access to documentation  regarding the Underlying Securities will be afforded without charge to any  Certificateholder  so requesting  pursuant to Section 3.17 of the Base Trust  Agreement,  "Access to
Certain  Documentation."  Additionally,  the Trustee  shall  provide at the  request of any  Certificateholder  without  charge to such
Certificateholder  the name and address of each  Certificateholder  of Certificates  hereunder as recorded in the Certificate  Register for  purposes of  contacting  the other  Certificateholders  with  respect to their  rights  hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

                  Section 20.       Advances.  There is no  Administrative  Agent  specified  herein;  hence no person  (including  the
Trustee) shall be permitted or obligated to make Advances as described in Section 4.3 of the Base Trust Agreement, "Advances."

                  Section 21.       Ratification  of Agreement.  With respect to the Series  issued  hereby,  the Base Trust  Agreement
(including the grant of a security  interest in  Section 10.8  of the Base Trust  Agreement  with respect to the Underlying  Securities conveyed  hereunder),  as  supplemented  by this Series  Supplement,  is in all  respects  ratified and  confirmed,  and the Base Trust
Agreement as so  supplemented  by this Series  Supplement  shall be read,  taken and construed as one and the same  instrument.  To the extent there is any inconsistency  between the terms of the Base Trust Agreement and this Series  Supplement,  the terms of this Series
Supplement shall govern.

                  Section 22.       Counterparts.  This Series Supplement may be executed in any number of counterparts,  each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 23.       Governing Law. This Series  Supplement and each  Certificate  issued hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed  entirely  therein without  reference  to such  State's  principles  of  conflicts  of law to the  extent  that the  application  of the  laws of  another jurisdiction  would be required  thereby,  and the  obligations,  rights and remedies of the parties  hereunder  shall be determined in accordance  with such laws. The State of New York is the securities  intermediary's  jurisdiction  of the Securities  Intermediary  for purposes of the UCC.

                  Section 24.       Certificate  of  Compliance.  The Trustor  shall  deliver to the Trustee on or prior to March 15 of each year prior to a Trust  Termination  Event the Officer's  Certificate  as to compliance as required by  Section 6.1(b) of  the Base
Trust Agreement.

                  Section 25.       Certain  Filing to be Made by the Trustee.  In the event that a Payment  Default or a SEC Reporting
Failure occurs and the  Underlying  Securities  are  liquidated at a loss,  the Trustee will disclose  pursuant to Treasury  Regulation
Section 1.6011-4  the loss in accordance  with the procedures of such  regulation,  unless the Trustees  received an Opinion of

                                                              18

Counsel from the Trustor (at the expense of the Trustor) that such disclosure in not necessary. In general, the Trustee will (x) attach a completed  Form 8886 to its tax return in the year the  requisite  loss  occurs and (y) file a completed  form with the Office of Tax
Shelter  Analysis (OTSA) at: Internal  Revenue  Service OTSA Mail Stop 4915, 1973 North Rulon White Blvd.,  Ogden,  Utah 84404 (or such other address subsequently required).

                  Section 26.       Establishment  of  Certificate  Account.  The  Securities   Intermediary  and  the  Trustee  hereby
represent and warrant that:

                  (a)      The Certificate  Account for the Trust is a "securities  account" within the meaning of Section 8-501 of the
UCC and is held only in the name of the Trustee on behalf of the Trust.  The  Securities  Intermediary  is acting in the  capacity of a
"securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC;

                  (b)      All Underlying  Securities  shall have been  (i) delivered  to the Securities  Intermediary  pursuant to the
Purchase Agreement and (ii) credited to the Certificate Account; and

                  (c)      The Certificate  Account is an account to which financial assets are or may be credited,  and the Securities
Intermediary  shall treat the Trustee as entitled to exercise the rights that comprise any financial  asset credited to the Certificate
Account.

                  Section 27.       Statement  of Intent.  It is the  intention  of the parties  hereto  that,  for purposes of federal income  taxes,  state and local income and franchise  taxes and any other taxes  imposed  upon,  measured by or based upon gross or net income,  the Trust shall be treated as a grantor trust,  but failing that, as a partnership  (other than a publicly traded  partnership taxable as a  corporation) and,  in any event,  shall not be  classified  as a  corporation.  The parties  hereto  agree  that,  unless otherwise  required by appropriate  tax  authorities,  the Trustee shall file or cause to be filed annual or other  necessary  returns, reports and other forms  consistent with such intended  characterization.  In the event that the Trust is  characterized by appropriate tax  authorities  as a partnership  for federal income tax purposes,  each  Certificateholder,  by its  acceptance of its  Certificate, agrees to report its respective share of the items of income,  deductions,  and credits of the Trust on its respective  returns (making such elections as to individual  items as may be  appropriate) in  accordance with Treasury  Regulations  Section 1.761-2(b) (the  "761
Election") and  in a manner  consistent  with the  complete  exclusion  of the Trust from  subchapter  K of the Code.  The terms of the
Agreement  shall be interpreted  to further these  intentions of the parties.  As further  consideration  for each  Certificateholder's purchase of a Certificate,  each such  Certificateholder  is deemed to agree not to irrevocably delegate to any person (for a period of more than one year) authority to purchase, sell or exchange its Certificates.

                  Each  Certificateholder  (and each  beneficial  owner of a  Certificate) by  acceptance  of its  Certificate  (or its beneficial  interest  therein) agrees,  unless  otherwise  required by  appropriate  tax  authorities,  to file its own tax returns and reports in a manner consistent with the characterization indicated above.

                  Section 28.       Voting Rights.  Voting and consensual  rights  available to or in favor of Holders of  Certificates may be  exercised  only by a United  States  person  (as  defined in

                                                              19

Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) that is a beneficial owner of a Certificate or by a United States person acting as irrevocable  agent with  discretionary  powers for the beneficial  owner of a Certificate  that is not a United States person. Certificateholders that are not United States persons must irrevocably appoint a United States person with discretionary powers to act as their agent with respect to such voting and consensual rights.

                  Section 29.       Filing of Partnership  Returns.  In the event that the Trust is  characterized  (by appropriate tax authorities) as  a partnership for United States federal income tax purposes,  and the 761 Election is ineffective,  the Trustor agrees to reimburse the Trust for any expenses associated with the filing of partnership returns (or returns related thereto).

                  Section 30.       "Financial  Assets"  Election.  The  Securities  Intermediary  hereby  agrees  that the  Underlying
Securities  credited to the Certificate  Account shall be treated as a "financial  asset" within the meaning of  Section 8-102(a)(9) of the UCC.

                  Section 31.       Trustee's  Entitlement  Orders. If at any time the Securities  Intermediary shall receive any order from the Trustee  directing  the  transfer  or  redemption  of any  Underlying  Securities  credited to the  Certificate  Account,  the
Securities  Intermediary  shall comply with such  entitlement  order without  further  consent by the Trustor or any other Person.  The
Securities  Intermediary  shall take all instructions  (including  without  limitation all notifications  and entitlement  orders) with respect to the Certificate Account solely from the Trustee.

                  Section 32.       Conflict with Other Agreements.  The Securities Intermediary hereby confirms and agrees that:

                  (a)      There are no other agreements entered into between the Securities  Intermediary and the Trustor with respect to the Certificate  Account.  The Certificate  Account and all property credited to the Certificate  Account is not subject to, and the
Securities  Intermediary  hereby  waives,  any lien,  security  interest,  right of set off, or  encumbrance in favor of the Securities
Intermediary or any Person claiming through the Securities Intermediary (other than the Trustee);

                  (b)      It has not entered into, and until the  termination of the Agreement will not enter into, any agreement with any other Person relating to the Certificate  Account and/or any financial  assets credited  thereto pursuant to which it has agreed to comply with entitlement orders of any Person other than the Trustee; and

                  (c)      It has not entered into, and until the  termination of the Agreement will not enter into, any agreement with any Person  purporting to limit or condition the obligation of the Securities  Intermediary  to comply with  entitlement  orders as set forth in Section 31 hereof.

                  Section 33.       Additional  Trustee and  Securities  Intermediary  Representations.  The Trustee and the Securities
Intermediary each hereby represents and warrants as follows:

                  (a)      The Trustee and the  Securities  Intermediary  each  maintains  its books and  records  with  respect to its securities accounts in the State of New York;

                                                              20

                  (b)      The Trustee and the Securities  Intermediary each has not granted any lien on the Underlying  Securities nor are the  Underlying  Securities  subject to any lien on  properties of the Trustee or the  Securities  Intermediary  in its  individual capacity;  the Trustee and the Securities  Intermediary  each has no actual knowledge and has not received actual notice of any lien on the Underlying  Securities (other than any liens of the Trustee in favor of the  beneficiaries of the Trust Agreement);  other than the interests of the Trustee and the  Certificateholders  and the potential interests of the  Warrantholders,  the books and records of the
Trustee and the Securities Intermediary each do not identify any Person as having an interest in the Underlying Securities; and

                  (c)      The Trustee and the Securities  Intermediary each makes no representation as to (i) the validity,  legality, sufficiency  or  enforceability  of any of the  Underlying  Securities  or  (ii) the  collectability,  insurability,  effectiveness  or suitability of any of the Underlying Securities.

                  Section 34.       [Reserved].

                  Section 35.       Certification  Requirements.  The Trustee agrees to make such certifications and obtain the reports of an  independent  public  accountant  as are  required  pursuant to the terms of the Base Trust  Agreement.  The  Relevant  Servicing
Criteria for which the Trustee  shall be  responsible  is set forth as Exhibit E to this  Agreement,  and as otherwise  modified by the agreement of the Trustor and the Trustee from time to time.

                  Section 36.       Survival.  Notwithstanding  anything to the  contrary  herein or in the Base Trust  Agreement,  the provisions of Section 10.9 of the Base Trust Agreement shall survive termination of the Agreement or this Series Supplement.

                  Section 37.       Exchange Act Reporting Termination.

                  (a)      If the Trustor  receives actual notice that an Exchange Act Reporting  Event has occurred,  the Trustor may, on behalf of the Trust,  take any actions as the Trustor may  determine  are  reasonably  necessary to withdraw the  Certificates  from listing on the New York Stock  Exchange and to terminate of the reporting  obligations of the Trust under the Exchange Act with respect to the Certificates (an "Exchange Act Reporting Termination"), including but not limited to any of the following:

                  (i)      prepare and file written  notice with the New York Stock Exchange of the Trust's  determination  to withdraw the  Certificates  from listing on the New York Stock  Exchange,  which  written  notice shall  include a  description  of the
         Certificates,  together with a statement of the material facts relating to the reasons for withdrawal  from listing,  and such other  information as the Trustor shall  determine to be necessary or appropriate to satisfy the  requirements of the New York
         Stock Exchange and the applicable rules and regulations under the Exchange Act;

                  (ii)     prepare  and issue one or more press  releases  describing  the  actions  to be taken by the Trust,  and the
         Trustor on its  behalf,  in  connection  with  withdrawal  from  listing and  registration,  and file a copy of any such press release with the Commission;

                                                              21

                  (iii) at such time as may be  prescribed  under  applicable  rules  promulgated  under  the  Exchange  Act  following submission  of such  application  to the New York Stock  Exchange,  prepare  and file a completed  Form 25 (or any  applicable successor form),  together with a copy of such application to the New York Stock Exchange,  if necessary,  with the Commission notifying the Commission of the Trust's  withdrawal of the Certificates  from the New York Stock Exchange and its intention to withdraw the Certificates from registration under Section 12(b) the Exchange Act; and

                  (iv)     file a certification  on Form 15 (or any applicable  successor form) providing  notice of termination of the reporting  obligations of the Trust under the Exchange Act with respect to the Certificates (a "Reporting  Termination Form"),
         if and to the  extent  that the  Trustor  determines  in its  reasonable,  good  faith  discretion  that the  Trust  meets the requirements for filing such Reporting  Termination Form with respect to Certificates  under Rule 12g-4 under the Exchange Act or any other  applicable  provisions  of the Exchange Act and that such filing is necessary or  appropriate  to terminate  the
         Trust's Exchange Act filing requirements;

The Trustor  shall not have any  obligations  to take  action  under this  Section 37. The Trustor may not take any actions  under this
Section 37 unless and until the Trustor has received actual notice that an Exchange Act Reporting Event has occurred.

                  (b)      Notwithstanding any provision to the contrary in the Series Supplement, if no Exchange Act Reporting
Termination has been effected prior to a date which is five (5) Business Days prior to the Latest Exchange Act Reporting Date, a
Trust Termination Event shall occur in accordance with Section 10(g) and the Trust shall liquidate before the Latest Exchange Act
Reporting Date.

                                                              22

                  IN WITNESS  WHEREOF,  the parties hereto have caused this Series Trust  Agreement to be executed by their  respective duly authorized officers as of the date first above written.

                                          SYNTHETIC FIXED-INCOME SECURITIES, INC.

                                          By: /s/ James Whang
                                               Name: James Whang
                                               Title:  Director

                                         U.S. BANK TRUST NATIONAL ASSOCIATION,
                                               as Trustee and Securities Intermediary

                                          By:/s/ Janet O'Hara
                                               Name: Janet O'Hara
                                               Title: Assistant Vice President

                                                                                                                           EXHIBIT A

                                    IDENTIFICATION OF THE UNDERLYING SECURITIES AS OF CLOSING DATE

Underlying Issuer:                                 BNSF Funding Trust I

Underlying Securities:                             $33,000,000 6.613% Fixed Rate/Floating Rate Trust Preferred
                                                   Securities, due 2055

Underlying Securities Guarantor:                   Burlington Northern Santa Fe Corporation

Junior Subordinated Notes:                         6.613% Fixed Rate/Floating Rate Junior Subordinated Notes, due
                                                   December 15, 2055 issued by the Underlying Securities Guarantor

Underlying Securities Rate Conversion Date:        January 15, 2026

Final Maturity Date:                               December 15, 2055

Original Principal Amount Issued:                  $500,000,000

CUSIP No.:                                         05567SAA0

Underlying Securities Interest Rate:               6.613% per annum payable semi-annually, and on and after the
                                                   Underlying Securities Rate Conversion Date, three-month LIBOR plus 2.350%, reset and payable quarterly until repaid

Interest Payment Dates:                            January 15 and July 15 of each year until the Underlying
                                                   Securities Rate Conversion Date, and thereafter quarterly on the
                                                   15th day of January, April, July and August

Optional Redemption:                               The Junior Subordinated Notes are redeemable in whole or in part by the Underlying Securities Guarantor at any time and from time to time, (i) on or after January 15, 2026 at a redemption price equal to the aggregate principal amount of the Junior
                                                   Subordinated Notes owned by the Underlying Issuer to be redeemed, plus all accrued and unpaid interest thereon to but not including the redemption date; or (ii) in whole or in part at any time prior to January 15, 2026 at a redemption price equal to the greater of 100% of the principal amount of the Junior
                                                   Subordinated Notes being redeemed, and as determined by the calculation agent, the sum of the present values of remaining

                                                              A-1

                                                   scheduled payments of principal and interest thereon for the period of time from the redemption date to January 15, 2026, discounted to the redemption date on a semi-annual basis
                                                   (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in Appendix A) plus 0.35%, plus, in each case, all accrued and unpaid interest thereon to but not including the redemption date.

                                                   To the extent the Junior Subordinated Notes are redeemed, the
                                                   Underlying Issuer will redeem an equivalent amount of the
                                                   Underlying Securities.

Principal Amount of Underlying Securities          $33,000,000
Deposited Under Trust Agreement:

                  The  Underlying  Securities  will be held by the  Trustee as  securities  entitlements  credited to an account of the
Trustee or its agent at the Depositary.

                                                                                                                           EXHIBIT B

                                             TERMS OF THE CERTIFICATES AS OF CLOSING DATE

Maximum Number of STRATS(SM)                                      Up to 1,241,880
Certificates, Series 2007-2:
Aggregate Outstanding Amount of STRATS(SM) Certificates, Series
2007-2:                                                         $31,047,000 (Stated Amount).

Authorized Denomination:                                        $25 and integral multiples thereof.

Rating Agency:                                                  S&P

Closing Date:                                                   July 31, 2007

Distribution Dates:                                             January 15 and July 15 of each year until January
                                                                15, 2026; and thereafter quarterly on the 15th day
                                                                of January, April, July and August

Interest Rate:                                                  Initially, 7.00% per annum calculated semi-annually
                                                                on the outstanding Stated Amount.  If any portion of
                                                                the principal amount of any Underlying Securities
                                                                remains unpaid after the Underlying Securities Rate
                                                                Conversion Date, then from and after the Underlying
                                                                Securities Rate Conversion Date, the Pass Through
                                                                Rate will be an annual rate paid quarterly and will
                                                                be equal to the percentage equivalent of a fraction,
                                                                the numerator of which is (a) the product of (i) the
                                                                then applicable interest rate on the Underlying
                                                                Securities, times (ii) the principal amount of the
                                                                Underlying Securities, minus (b) an amount equal to
                                                                the annual Trustee fee and NYSE listing fee, and the
                                                                denominator of which is the principal amount of the
                                                                Certificates, reset quarterly on each Reset Date;
                                                                provided that upon a partial redemption of
                                                                Certificates, the Pass Through Rate will be a rate
                                                                equal to the then applicable interest rate on the
                                                                Underlying Securities divided by the Warrant
                                                                Conversion Percentage.

Final Maturity Date:                                            December 15, 2055

                                                              B-1

Record Date:                                                    With respect to any Distribution Date, the day
                                                                immediately preceding such Distribution Date.

Trustee's Fees:                                                 The Trustee's fees shall be payable by the Trustor
                                                                pursuant to a separate fee agreement between the
                                                                Trustee and the Trustor to the extent not paid by
                                                                the Trust Agreement.

Initial Certificate Registrar:                                  U.S. Bank Trust National Association

Corporate Trust Office:                                         U.S. Bank Trust National Association 100 Wall
                                                                Street, Suite 1600 New York, New York 10005
                                                                Attention: Corporate Trust Department, Regarding
                                                                STRATS Trust For BNSF Funding Trust I Securities,
                                                                Series 2007-2

                                                              B-2

                                                                                                                           EXHIBIT C

                                                         FORM OF CERTIFICATES

THIS  CERTIFICATE  REPRESENTS AN UNDIVIDED  INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE
INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITARY OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,
EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITARY  (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY),  ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER: R-1                                                                    $31,047,000 Certificate Stated Amount
CUSIP:  78478U201                                                                                         1,241,880 Certificates
INTEREST RATE:                                                         7.00% initial per annum rate until January 15, 2026, Pass
                                                                                                          Though Rate thereafter

                                                  STRATS CERTIFICATES, SERIES 2007-2

evidencing an undivided interest in the Trust, as defined below, the assets of which include
$33,000,000 6.613% Fixed Rate/Floating Rate Trust Preferred Securities, due 2055 issued by the Underlying Issuer.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

                  THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable,  fully-paid, fractional undivided interest in STRATS Trust For BNSF Funding Trust I Securities,  Series 2007-2 (the "Trust") formed by SYNTHETIC  FIXED-INCOME  SECURITIES,  INC., as Trustor (the "Trustor") evidenced by Certificates in the number and the Stated Amount set forth above.

                  The  Trust  was  created  pursuant  to a Base  Trust  Agreement,  dated  as of  September 8,  2006  (as  amended  and supplemented,  the "Agreement"),  between the Trustor and U.S. Bank Trust National Association, a national banking association,  not in its individual capacity but solely as Trustee (the "Trustee"),  as supplemented by the STRATS(SM)  Certificates Series Supplement 2007-2,
dated as of July 31,  2007 (the "Series Supplement" and, together with the Agreement,  the "Trust Agreement"),  between the Trustor and the Trustee.  This  Certificate  does not purport to summarize the Trust  Agreement and reference is hereby made to the Trust Agreement for information  with respect to the interests,  rights,  benefits,  obligations,  proceeds and duties evidenced hereby and the rights, duties and  obligations of the Trustee with respect  hereto.  A copy of the Trust Agreement may be obtained from the Trustee by written

                                                              C-1

request sent to the Corporate  Trust Office.  Capitalized  terms used but not defined herein have the meanings  assigned to them in the
Trust Agreement.

                  This  Certificate  is one of the duly  authorized  Certificates  designated  as "STRATS  Certificates,  Series 2007-2
(herein called the  "Certificate"  or  "Certificates").  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Trust Agreement,  to which Trust Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.  The assets of the Trust  include  the  Underlying  Securities  and all  proceeds of the  Underlying
Securities.

                  Under the Trust Agreement,  there shall be distributed on the dates specified in the Trust Agreement (a "Distribution
Date"),  to the person in whose name this  Certificate  is  registered  at the close of  business  on the  related  Record  Date,  such
Certificateholder's  fractional  undivided  interest in the amount of distributions  of the Underlying  Securities to be distributed to
Certificateholders  on such  Distribution  Date.  The  Underlying  Securities  will pay interest on January 15 and July 15 of each year commencing on January 15, 2008,  until the Underlying  Securities  Rate  Conversion  Date, and thereafter  quarterly on the 15th day of each January, April, July and October. The principal of the Underlying Securities is scheduled to be paid on December 15, 2055.

                  During any Optional  Deferral Period,  interest on the Certificates  will continue to accrue at the Pass Through Rate and will be payable on the next succeeding  Underlying  Securities  Payment Date once (i)  distributions  on the Underlying  Securities have resumed and (ii) all amounts due and payable on the Underlying  Securities have been received by the Trust.  The  distributions in respect of this  Certificate  are payable in such coin or  currency of the United  States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

                  The Underlying  Securities held by the Trust are subject to the rights of the Warrantholders,  as provided for in the
Series Supplement, and each Certificateholder,  by accepting its Certificate,  acknowledges such rights and the possibility of an early redemption of the Certificates in accordance with the terms of the Series Supplement.

                  It is the intent of the Trustor  and the  Certificateholders  that the Trust will be  classified  as a grantor  trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended.  Except as otherwise  required by appropriate taxing  authorities,  the Trustor and the Trustee,  by executing the Trust Agreement,  and each  Certificateholder,  by acceptance of a
Certificate,  agrees to treat,  and to take no action  inconsistent  with the treatment of, the  Certificates  for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

                  Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the  termination of the Trust  Agreement,  acquiesce,  petition or otherwise invoke or cause the Trustor to invoke the process of any court or  governmental  authority  for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy,  insolvency,  reorganization or similar law or appointing a receiver, liquidator,  assignee,  trustee,  custodian,  sequestrator  or other  similar  official of the Trustor or any  substantial  part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

                                                              C-2

                  The Trust Agreement permits the amendment thereof,  in certain  circumstances,  without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the Trustee by manual  signature,  this  Certificate  shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  A copy of the Trust  Agreement is available upon request and all of its terms and conditions are hereby  incorporated by reference and made a part hereof.

                  THIS CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

                                                              C-3

                                                          STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2

                                                          By:  U.S. BANK TRUST NATIONAL ASSOCIATION
                                                          not in its individual capacity but solely as Trustee,

                                                                    By:  ____________________________________________________
                                                                                      Authorized Signatory

Dated:        [________], 2007

                                                TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the STRATS(SM) Certificates, Series 2007-2, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,

          By:_______________________________________________________
                             Authorized Signatory

                                                              C-4

                                                              ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) __________________________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                                                       _________________________________________________________*

*NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                              C-5

                                                                                                                           EXHIBIT D

                                                         FORM OF CALL WARRANT

                                          STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES,

                                                             SERIES 2007-2

                                                             Call Warrant

                                                       Dated as of July 31, 2007
_______________________________________________________________________________________________________________________________________

THESE CALL  WARRANTS  HAVE NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  AND MAY NOT BE  TRANSFERRED,  SOLD OR
OTHERWISE  DISPOSED OF EXCEPT WHILE A REGISTRATION  UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION  THEREFROM  UNDER SUCH ACT
PROVIDED  PURSUANT TO RULE 144A  THEREUNDER.  THE CALL WARRANTS  REPRESENTED  HEREBY MAY BE  TRANSFERRED  ONLY IN  COMPLIANCE  WITH THE
CONDITIONS  SPECIFIED  IN THESE CALL  WARRANTS  INCLUDING  THE  DELIVERY OF AN  INVESTMENT  LETTER IN THE FORM  ATTACHED  HERETO.  EACH
PROSPECTIVE  TRANSFEREE OF THESE CALL WARRANTS  SHALL BE REQUIRED TO REPRESENT  THAT IT IS (A) A  "QUALIFIED  INSTITUTIONAL  BUYER" (AS
DEFINED IN RULE 144A) AND  (B) ACQUIRING  THE CALL WARRANTS FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED
IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

                                   STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2

                                                             Call Warrant
75 Warrants; Each Warrant Relating to $500,000 principal amount of Underlying Securities

No. W-1                                                                                               July 31, 2007

                  U.S. Bank Trust National Association,  as warrant agent (the "Warrant Agent") under the Warrant Agent Agreement dated as of July 31, 2007 by and among Synthetic  Fixed-Income  Securities,  Inc. (the "Trustor"),  U.S. Bank Trust National  Association,  a
national  banking  association,  not in its  individual  capacity  but solely as Trustee  (the  "Trustee") and  the Warrant  Agent,  in
connection with $33,000,000 principal amount of 6.613% Fixed Rate/Floating Rate Trust Preferred  Securities,  due 2055 (the "Underlying
Securities") deposited  in STRATS(SM) Trust For BNSF Funding Trust I Securities,  Series 2007-2 (the "Trust"),  a trust created under the laws of the State of New York  pursuant  to a Base Trust  Agreement,  dated as of  September  8, 2006 (the  "Agreement"),  between  the
Trustor and the Trustee, as supplemented by the STRATS(SM) Series Supplement 2007-2,  dated as of July 31,  2007 (the "Series Supplement"
and, together with the Agreement,  the "Trust Agreement"),  between the Trustor and the Trustee,  for value received,  hereby certifies that  [_____] or  registered  assigns,  is entitled to purchase

                                                              D-1

Underlying  Securities of $500,000 principal amount, per each Call Warrant,  on any Warrant Exercise Date (as defined below) designated by the holder of these  instruments (the "Call Warrants") at a purchase price equal to the Warrant Exercise  Purchase Price (as defined below), all subject to the terms and conditions set forth below.

                  Certain capitalized terms used in this Call Warrant are defined in Article IV hereof;  capitalized terms used but not defined herein shall have the respective  meanings set forth in the Trust  Agreement;  references to an "Exhibit" are, unless otherwise specified,  to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified,  to one of the sections of this Call Warrant.

                                                               Article I

                                                         Exercise of Warrants

                  Section I.1.      Manner of Exercise.  (a)  Each of these Call  Warrants may be exercised by the holder hereof (each, a  "Warrantholder"),  on any Warrant  Exercise Date. Each Call Warrant may be exercised in whole or in part;  provided,  that, for each
Warrant Exercise Date, the exercising  Warrantholder (or, if applicable,  two or more affiliated  Warrantholders) must  purchase Called
Underlying  Securities in a minimum  aggregate  principal  amount of $500,000 and multiples  thereof.  The following  conditions  shall apply to any exercise of these Call Warrants:

                     (i)   A written notice in the form of Exhibit I hereto (the "Call  Notice") specifying the number of Call Warrants being  exercised  and the Warrant  Exercise  Date shall be delivered to the Warrant  Agent and the Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

                     (ii)  The  Warrantholder  shall  surrender  these Call  Warrants to the Warrant  Agent at its office  specified in
         Section VI.3 hereof no later than 11:00 a.m. (New York City time) on such Warrant Exercise Date.

                     (iii) Except in  connection  with a Call Notice  relating to a tender offer for  Underlying  Securities  where the
         Underlying  Securities  cannot be  delivered to the  relevant  Warrantholder  due to time  constraints  or other  restrictions relating to such tender,  which shall be settled as set forth in  Section 10(j) of  the Series  Supplement,  the Warrantholder
         shall have made  payment to the Warrant  Agent,  by wire  transfer or other  immediately  available  funds  acceptable  to the
         Warrant Agent,  in the amount of the Warrant  Exercise  Purchase  Price for the exercised  Call Warrants,  no later than 11:00
         a.m. (New York City time) on the Warrant  Exercise Date and shall have delivered in connection  with its payment,  an executed subscription for the Underlying Securities in the form of Exhibit II hereto.

                     (iv)  The  Warrantholder  shall have  satisfied  all  conditions  to the  exercise of Call  Warrants  set forth in
         Section 8 of the Series Supplement.

                                                              D-2

                  Upon  exercise of these Call  Warrants,  the  Warrantholder  shall be  entitled to delivery of the Called  Underlying
Securities.  The "Called  Underlying  Securities"  shall be  Underlying  Securities  having a principal  amount  equal to $500,000  per exercised Call Warrant.

                  (b)      The Warrant Agent shall notify the Trustee  immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable  Warrant  Exercise  Purchase Price from such holder  pursuant to clause (a) of this  Section I.1.  The Warrant Agent shall transfer each payment made by the holder hereof  pursuant to clause (a) of this  Section I.1 to the Trustee in immediately  available  funds,  for application  pursuant to the Trust Agreement no later than 1:00
p.m. (New York City time) on the applicable  Warrant  Exercise Date (and,  pending such transfer,  shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

                  (c)      A notice by the holder of a Call  Warrant does not impose any  obligations  on a holder of a Call Warrant in any way to pay any Warrant  Exercise  Purchase Price.  If, by 11:00 a.m. (New York City time) on the Warrant  Exercise Date, the holder of the Call  Warrant  being  exercised  has not paid the Warrant  Exercise  Purchase  Price  (except in  connection  with a Call Notice relating to a tender offer for  Underlying  Securities  that will not be delivered  to the  relevant  Warrantholder),  then such notice shall automatically  expire and none of the holders of such Call Warrant,  the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call  Warrant.  The  expiration  of a notice by the holder of this Call Warrant shall in no way  affect a holder  of a Call  Warrant's  right to  subsequently  deliver  a notice  which  satisfies  the  terms of the  Trust
Agreement.  The Warrant  Exercise  Purchase Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to Section 10(j) of the Series Supplement.

                  (d)      The Call Warrants  will become  immediately  exercisable  upon an SEC  Reporting  Failure  (whether such SEC
Reporting  Failure  occurs  before or after  August 15,  2012) and,  if the Call  Warrants  are in the  money,  as defined in the Trust
Agreement,  they will be deemed to be exercised  without  further action by the  Warrantholders  and will be cash settled  concurrently with the distribution to  Certificateholders,  as provided in Section 10(g) of the Trust Agreement.  Notwithstanding the foregoing,  if at any time an SEC Reporting  Failure  occurs and is  continuing,  Warrantholders  will have the right to exercise the Call Warrants so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities.

                  (e)      The Call Warrants may also be  exchanged,  together  with  Certificates,  for  Underlying  Securities,  upon compliance  with the  provisions of  Section 8(f) of  the Series  Supplement,  and any such exchange shall be deemed an exercise of the related Call Warrants for purposes of the transfer of the exchanged principal amount of Underlying Securities pursuant to Section I.2.

                  Section I.2.      Transfer of  Underlying  Securities.  As soon as  practicable  after each  surrender  of these Call
Warrants,  and no later  than  11:00  a.m.  (New York City  time) on  the  Warrant  Exercise  Date and upon  satisfaction  of all other requirements  described in this Call Warrant,  the Warrant Agent shall instruct the Trustee to cause the Called  Underlying  Securities represented by the number of Warrants being  exercised  hereunder to be registered on the book-entry  system of the related  depositary in the registered  name or names  furnished by the holder,

                                                              D-3

and, in case such  exercise is of less than all of these Call  Warrants,  new Call Warrants of like tenor,  representing  the remaining unexercised  and  outstanding  Call  Warrants of the holder,  shall be delivered by the Warrant Agent to the holder  hereof;  provided, however,  that if such Call Notice is in connection with a tender offer and the called Underlying Securities cannot be delivered to the relevant  Warrantholder  due to time constraints or other  restrictions  relating to such tender,  the Warrant Agent shall instruct the
Trustee to distribute to the exercising  Warrantholder  the excess of the tender offer proceeds over the Call Price pursuant to Section
10(j) of the Series Supplement.  The Trustee shall cause the delivery of the Called Underlying  Securities to the holder or its nominee no later than 1:00 p.m. (New York City time) on the  applicable  Warrant  Exercise  Date in accordance  with Section 8(e) of the Series
Supplement.

                  Section I.3.      Cancellation  and Destruction of Call Warrant.  All Call Warrants  surrendered to the Warrant Agent for the purpose of exercise  pursuant to Section I.1  and actually  exercised,  or for the purpose of transfer or exchange  pursuant to
Article III,  shall  be  cancelled  by the  Warrant  Agent,  and  no  Call  Warrant  (other  than  that  reflecting  such  transfer  or exchange) shall be issued in lieu thereof.  The Warrant Agent shall destroy all cancelled Call Warrants.

                  Section I.4.      No Rights as Holder of Underlying  Securities Conferred by Warrants.  Prior to the exercise hereof, these Call  Warrants  shall not entitle the holder  hereof to any of the rights of a holder of the  Underlying  Securities,  including, without limitation,  the right to receive the payment of any amount on or in respect of the Underlying  Securities or to enforce any of the covenants of the Trust Agreement.

                  Section I.5.      Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying  Securities.  If Underlying
Securities are redeemed in part by the Underlying  Issuer and the  Warrantholders  do not exercise their call rights in connection with such partial  redemption,  then the number of Call Warrants held by each  Warrantholder  shall be reduced  proportionately  so that the aggregate amount of Underlying  Securities callable by Call Warrants shall equal the amount of Underlying  Securities held by the Trust after giving effect to such partial redemption.

                  Section I.6.      Selection of Called  Underlying  Securities  in the event of a Call in  Connection  with a Partial
Redemption.  If a  Warrantholder  exercises Call Warrants in connection  with a partial  redemption of the Underlying  Securities,  the
Trustee shall, to the extent possible,  select Called Underlying  Securities for transfer to the Warrantholder  that have been selected by the Underlying Issuer for redemption.  If more than one  Warrantholder  exercises Call Warrants in such  circumstances,  such Called
Underlying  Securities that have been selected for redemption shall be allocated among such  Warrantholders in proportion to the number of Call Warrants exercised by each.

                                                              D-4

                                                              Article II

                                                       Restrictions on Transfer

                  Section II.1.     Restrictive  Legends.  These Call Warrants may not be transferred  except to a transferee  whom the transferor of these Call  Warrants  reasonably  believes is (A) a  "Qualified  Institutional  Buyer" (as defined in Rule 144A under the
Securities  Act) and  (B) acquiring  the Call  Warrants for its own account or for the account of an investor of the type  described in clause (A) above as to which the transferee  exercises sole investment  discretion.  In addition,  each transferee shall be required to deliver to the Warrant Agent an investment letter in the form of Exhibit III hereto.

Except as  otherwise  permitted  by this  Article II,  the Call  Warrants  (or the Call  Warrants  issued upon the transfer of the Call
Warrants) shall be issued with a legend in substantially the following form:

                  "These  Call  Warrants  have not  been  registered  under  the  Securities  Act of 1933,  as  amended  and may not be transferred,  sold or  otherwise  disposed of except  while a  registration  under such Act is in effect or  pursuant to the  exemption therefrom under such Act provided  pursuant to Rule 144A thereunder.  The Call Warrants  represented  hereby may be transferred only in compliance  with the conditions  specified in these Call Warrants  including the delivery of an Investment  Letter in the form attached hereto.  Each prospective  transferee of these Call Warrants shall be required to represent that it is (A) a  "Qualified  Institutional
Buyer" (as  defined in Rule  144A) and  (B) acquiring  the Call  Warrants  for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion."

                  Section II.2.     Notice of Proposed  Transfer.  Prior to any transfer of any Call  Warrant,  the holder  hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant  Agent) prior  written notice to the Warrant Agent of such holder's intention to effect such transfer and to comply in all other respects with this  Section II.2.  Each transfer of Call Warrants must be for a whole number of Call Warrants.

                                                              Article III

                                           Registration and Transfer of Call Warrants, etc.

                  Section III.1.    Warrant Register;  Ownership of Call Warrants.  The Warrant Agent will keep a register in which the
Warrant Agent will provide for the  registration  of Call  Warrants and the  registration  of transfers of Call  Warrants  representing whole  numbers of  Warrants.  The Trustee and the Warrant  Agent may treat the Person in whose name any Call Warrant is  registered  on such register as the owner  thereof for all purposes,  and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

                  Section III.2.    Transfer and Exchange of Call  Warrants.  Upon  surrender of any Call Warrant for  registration  of transfer or for exchange to the Warrant Agent,  the Warrant Agent shall (subject to compliance  with  Article II) execute  and deliver, and cause the Trustee,  on behalf

                                                              D-5

of the Trust,  to execute and deliver,  in exchange  therefor,  a new Call  Warrant of like tenor and  evidencing a like number of Call
Warrants,  in the name of such holder or as such holder (upon  payment by such holder of any  applicable  transfer  taxes or government charges) may direct. The Call Warrants must be transferred in a minimum amount of $500,000.

                  Section III.3.    Replacement  of Call  Warrants.  Upon receipt of evidence  reasonably  satisfactory  to the Warrant
Agent of the loss,  theft,  destruction  or mutilation of any Call Warrant and, in the case of any such loss,  theft or  destruction of any Call Warrant,  upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine,  or, in the case of any such  mutilation,  upon the surrender of such Call Warrant for  cancellation to the Warrant Agent,  the Warrant Agent shall execute and deliver,  and cause the Trustee,  on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

                  Section III.4.    Execution and Delivery of Call  Warrants by Trustee.  The Trustee,  on behalf of the Trust,  hereby agrees (subject to compliance with  Article II) to  execute and deliver such new Call Warrants issued in accordance with Section I.2 or this Article III as the Warrant Agent shall request in accordance herewith.

                                                              Article IV

                                                              Definitions

                  As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Business Day":  As defined in the Trust Agreement.

                  "Call Warrant":  As defined in the introduction to these Call Warrants.

                  "Closing Date":  July 31, 2007.

                  "Called Underlying Securities":  As defined in Section I.1(a) hereof.

                  "Person":  Any  individual,  corporation,  partnership,  joint  venture,  association,  joint  stock  company,  trust
(including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Rating Agency":  Standard & Poor's Ratings Services and any successor thereto.

                  "Responsible Officer":  As defined in the Trust Agreement.

                  "SEC Reporting  Failure":  If (1) the Underlying  Securities  Guarantor (as defined in the Series  Supplement) either
(x) states in writing that it intends  permanently to cease filing periodic reports required under the Securities  Exchange Act of 1934 or  (y) fails  to file all required  periodic  reports for any  applicable  reporting  period,  and (2) the  Trustor  determines  after consultation  with the Commission,  that under  applicable  securities  laws,  rules or regulations the Trust must be liquidated or the
Underlying Securities distributed.

                                                              D-6

                  "Securities  Act": The Securities Act of 1933, or any similar federal  statute,  and the rules and regulations of the
Commission thereunder, all as the same shall be in effect at the time.

                  "Trust":  As defined in the introduction to these Call Warrants.

                  "Trust Agreement":  The Base Trust Agreement,  dated as of September 8, 2006, between the Trustor and the Trustee, as supplemented by the STRATS(SM)  Supplement  2007-2,  dated as of July 31,  2007,  between the Trustor and the Trustee,  incorporating  by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

                  "Trustee":  As  defined  in the  introduction  to these  Call  Warrants,  or any  successor  thereto  under the Trust
Agreement.

                  "Trustor":  As  defined  in the  introduction  to these  Call  Warrants,  or any  successor  thereto  under the Trust
Agreement.

                  "Trustor Order":  As defined in the Trust Agreement.

                  "Warrant Agent": U.S. Bank Trust National  Association,  a national banking  association,  in its capacity as warrant agent hereunder, or any successor thereto hereunder.

                  "Warrant  Exercise Date":  Any Business Day on or after July 15,  2012 and any Business Day during any earlier period during which (i) an Event of Default with respect to the  Underlying  Securities  has occurred and is  continuing,  (ii) a tender offer for the Underlying  Securities has occurred,  (iii) any  redemption or other unscheduled payment on the Underlying  Securities has been announced  and the  distribution  to  securityholders  of the  redemption  price or other  payment has not yet  occurred or (iv) an SEC
Reporting  Failure has occurred and is continuing,  in each case as set forth in the notice from the Warrantholder to the Warrant Agent and the Trustee.

                  "Warrant  Exercise  Purchase Price":  An amount paid by the Warrantholder on each Warrant Exercise Date equal to 100%
of the principal  amount of the Underlying  Securities  being  purchased  pursuant to the exercise of the Call Warrants,  in each case, plus accrued and unpaid interest to and including the Warrant Exercise Date.

                                                               Article V

                                                             Warrant Agent

                  Section V.1.      Limitation  on  Liability.  The  Warrant  Agent  shall be  protected  against,  and shall incur no, liability for or in respect of any action taken,  suffered or omitted by it in connection with its  administration of the Call Warrants in reliance upon any  instrument of assignment or transfer,  power of attorney,  endorsement,  affidavit,  letter,  notice,  direction, consent,  certificate,  statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary,  verified and acknowledged,  by the proper Person or Persons;  unless a court of competent jurisdiction enter in a non appealable

                                                              D-7

judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

                  Section V.2.      Duties of Warrant Agent.  The Warrant Agent  undertakes  only the specific  duties and  obligations imposed hereunder upon the following terms and conditions,  by all of which the Trustor,  the Trust, the Trustee and each Warrantholder shall be bound:

                  (a)      The Warrant  Agent may consult  with legal  counsel  (who may be legal  counsel  for the  Trustor),  and the opinion of such  counsel  shall be full and  complete  authorization  and  protection  to the Warrant  Agent as to any action  taken or omitted by it in good faith and in accordance  with such opinion,  provided the Warrant Agent shall have exercised  reasonable  care in the selection by it of such counsel.

                  (b)      Whenever in the performance of its duties hereunder,  the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or  established  by the Trustor or the Trustee  prior to taking or  suffering  any action  hereunder, such  fact or  matter  may be deemed to be  conclusively  proved  and  established  by a  Trustor  Order or a  certificate  signed by a
Responsible  Officer of the Trustee and  delivered  to the Warrant  Agent;  and such  certificate  shall be full  authorization  to the
Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

                  (c)      The Warrant Agent shall be liable  hereunder only for its own gross  negligence,  willful  misconduct or bad faith.

                  (d)      The  Warrant  Agent  shall not be  liable  for or by reason  of any of the  statements  of fact or  recitals contained  herein or be required to verify the same, but all such  statements and recitals are and shall be deemed to have been made by the Trust and the Trustor only.

                  (e)      The Warrant  Agent shall not have any  responsibility  in respect of and makes no  representation  as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution  hereof by the Warrant  Agent);  nor shall it be  responsible  for any breach by the Trust of any covenant or condition  contained in this Call  Warrant;  nor shall it by any act hereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased hereunder.

                  (f)      The Warrant Agent is hereby  authorized and directed to accept  instructions with respect to the performance of its duties  hereunder  from the Chairman of the Board,  the Chief  Executive  Officer,  Chief  Financial  Officer,  Chief  Operating
Officer,  President, a Vice President,  its Treasurer, an Assistant Treasurer,  its Secretary or an Assistant Secretary of the Trustor,
and any  Responsible  Officer of the Trustee,  and to apply to such officers for advice or  instructions in connection with its duties, and it shall not be liable for any action  taken or suffered to be taken by it in good faith in  accordance  with  instructions  of any such officer.

                  (g)      The Warrant Agent and any shareholder,  director,  officer or employee of the Warrant Agent may buy, sell or deal in any of these  Call  Warrants  or other  securities  of the Trust or  otherwise  act as fully  and  freely as though it were not
Warrant Agent hereunder,  so long as such persons do so in full compliance with all applicable laws.  Nothing herein shall preclude

                                                              D-8

the Warrant Agent from acting in any other capacity for the Trust, the Trustor or for any other legal entity.

                  (h)      The Warrant  Agent may execute and exercise any of the rights or powers  hereby  vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.

                  (i)      The Warrant  Agent shall act solely as the agent of the  Warrantholders  hereunder.  The Warrant Agent shall not be liable  except for the  failure to perform  such  duties as are  specifically  set forth  herein,  and no implied  covenants  or obligations  shall be read into these Call Warrants against the Warrant Agent,  whose duties shall be determined  solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

                  (j)      The Warrant Agent shall not have any duty to calculate or determine any  adjustments  with respect either to the Warrant  Exercise  Purchase  Price or to the kind and amount of property  receivable  by holders of Call Warrants upon the exercise thereof.

                  (k)      The Warrant Agent shall not be responsible  for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

                  (l)      The Warrant Agent shall not be under any  obligation  or duty to institute,  appear in or defend any action, suit or legal  proceeding in respect  hereof,  unless first  indemnified to its  satisfaction,  but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider  proper,  whether with or without such indemnity.  The
Warrant Agent shall promptly notify the Trustor and the Trustee in writing of any claim made or action,  suit or proceeding  instituted against it arising out of or in connection with these Call Warrants.

                  (m)      The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed,  acknowledged and  delivered  all such further  acts,  instruments  and  assurances  as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

                  Section V.3.      Change of Warrant Agent.  The Warrant Agent may resign and be discharged from its duties  hereunder upon thirty  (30) days'  notice in writing mailed to the Trustor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by  first-class  mail at the expense of the Trustor;  provided  that no such  resignation  or discharge  shall become effective  until a  successor  Warrant  Agent shall have been  appointed  hereunder.  The  Trustor may remove the Warrant  Agent or any successor Warrant Agent upon thirty  (30) days' notice in writing,  mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by  first-class  mail;  provided  further that no such removal  shall become  effective until a successor  Warrant  Agent  shall have been  appointed  hereunder.  If the  Warrant  Agent  shall  resign or be removed or shall otherwise become incapable of acting,  the Trustor shall promptly appoint a successor to the Warrant Agent,  which may be designated as an interim  Warrant  Agent.  If an interim  Warrant Agent is  designated,  the Trustor shall then appoint a permanent  successor to the
Warrant Agent,  which may be the interim  Warrant Agent.  If the Trustor shall fail to make such  appointment of a permanent  successor within a period of thirty

                                                              D-9

(30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent  jurisdiction  for the appointment of such a successor.  Any successor to the Warrant Agent (or any parent of such successor)  appointed  hereunder must have long-term  unsecured debt  obligations that are rated in one of the four highest rating categories by the Rating Agency.  Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor  Warrant Agent without any further action.
The holders of more than 50% of the  outstanding  Call  Warrants,  by an  instrument  delivered to the Trustor and the Warrant Agent in writing,  shall have the right to object to, and by objecting  shall  thereby  prevent the  occurrence  of, any proposed  action by the
Trustor under this Section V.3.

                                                              Article VI

                                                             Miscellaneous

                  Section VI.1.     Remedies.  The  remedies  at law of the  Warrantholder  in the event of any  default or  threatened default by the Warrant Agent in the  performance of or compliance  with any of the terms of these Call Warrants are not and will not be adequate  and,  to the  fullest  extent  permitted  by law,  such  terms may be  specifically  enforced  by a decree  for the  specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  Section VI.2.     Limitation on  Liabilities of Holder.  Nothing  contained in these Call Warrants shall be construed as imposing any  obligation  on the holder hereof to purchase any of the  Underlying  Securities  except in  accordance  with the terms hereof.

                  Section VI.3.     Notices.  All notices and other  communications  under these Call Warrants  shall be in writing and shall be delivered,  or mailed by  registered  or certified  mail,  return  receipt  requested,  by a nationally  recognized  overnight courier,  postage prepaid,  addressed (a) if to any holder of any Call Warrant,  at the registered  address of such holder as set forth in the register kept by the Warrant Agent,  or (b) if to the Warrant Agent,  to 100 Wall Street,  Suite 1600, New York, New York 10005,
Attention:  Corporate  Trust or to such other  address  notice of which the Warrant Agent shall have given to the holder hereof and the
Trustee or (c) if to the Trust or the Trustee,  to the Corporate Trust Office (as set forth in the Trust Agreement);  provided that the exercise of any Call Warrant shall be effective in the manner provided in Article I.

                  Section VI.4.     Amendment.  (1) These  Call  Warrants may be amended from time to time by the Trustor,  the Trustee and the Warrant  Agent  without the consent of the holder  hereof,  upon receipt of an opinion of counsel  satisfactory  to the Warrant
Agent that the provisions  hereof have been satisfied and that such amendment  would not alter the status of the Trust to be treated as a corporation or publicly traded partnership  taxable as a corporation under the Code, for any of the following  purposes:  (i) to cure any ambiguity or to correct or supplement any provision  herein which may be defective or inconsistent  with any other provision herein or to provide  for any other  terms or modify any other  provisions  with  respect to matters or

                                                              D-10

questions arising under these Call Warrants which shall not adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate  or (ii) to evidence and provide for the  acceptance of  appointment  hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

                  (a)      Without  limiting the  generality of the  foregoing,  this Call Warrant may also be modified or amended from time to time by the  Trustor,  the  Trustee and the Warrant  Agent with the consent of the holders of 66-2/3% of the  outstanding  Call
Warrants,  upon receipt of an opinion of counsel  satisfactory  to the Warrant Agent that the  provisions  hereof  (including,  without limitation,  the  following  proviso) have  been  satisfied,  for the purpose of adding any  provisions to or changing in any manner or eliminating  any of the  provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call  Warrants;
provided,  however,  that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates  evidencing not less than the Required  Percentage-Amendment of the aggregate Voting
Rights of such affected  Certificates  (as such terms are defined in the Trust  Agreement) and  without written  confirmation  from the
Rating Agency that such  amendment  will not result in a downgrading  or withdrawal of its rating of the  Certificates;  (ii) alter the dates on which Call  Warrants  are  exercisable  or the amounts  payable  upon  exercise of a Call  Warrant  without the consent of the holders of Certificates  evidencing 100% of the aggregate  Voting Rights of such affected  Certificates  and the holders of 100% of the affected Call Warrants or (iii) reduce  the percentage of aggregate  Voting Rights required by (i) or  (ii) without  the consent of the holders of all such affected Certificates.  Notwithstanding any other provision of these Call Warrants, this  Section VI.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

                  (b)      The Warrant  Agent shall notify the Rating Agency of any such proposed  amendment or  modification  prior to the execution  thereof and promptly after the execution of any such amendment or  modification,  the Warrant Agent shall furnish a copy of such  amendment or  modification  to each holder of a Call Warrant,  to each holder of a Certificate  and to the Rating  Agency.  It shall not be necessary for the consent of holders of Call Warrants or Certificates  under this  Section to  approve the particular form of any proposed  amendment,  but it shall be sufficient if such consent  shall approve the substance  thereof.  The manner of obtaining such consents and of evidencing  the  authorization  of the execution  thereof shall be subject to such  reasonable  regulations as the
Warrant Agent may prescribe.

                  Section VI.5.     Expiration.  The right to exercise  these Call  Warrants  shall  expire on the earliest to occur of
(a) the  cancellation  hereof,  (b) the  termination  of the Trust  Agreement or (c) the  liquidation,  disposition  or payment in full
(whether by maturity, redemption or otherwise) of all of the Underlying Securities.

                  Section VI.6.     Descriptive  Headings.  The headings in these Call Warrants are for purposes of reference  only and shall not limit or otherwise affect the meaning hereof.

                  Section VI.7.     GOVERNING  LAW. THIS WARRANT  INSTRUMENT  SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE  WITH,  AND
THE RIGHTS OF

                                                              D-11

THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  Section VI.8.     Judicial  Proceedings;  Waiver of Jury.  Any judicial  proceeding  brought  against the Trust,  the
Trustee or the Warrant  Agent with respect to these Call Warrants may be brought in any court of competent  jurisdiction  in the County of New York,  State of New York or of the United  States of  America  for the  Southern  District  of New York and,  by  execution  and delivery of these Call Warrants,  the Trustee on behalf of the Trust and the Warrant Agent (a) accepts,  generally and unconditionally, the nonexclusive  jurisdiction of such courts and any related  appellate court, and irrevocably  agrees that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment  rendered  thereby in connection  with these Call  Warrants,  subject to any rights of appeal, and  (b) irrevocably  waives any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

                  Section VI.9.     Nonpetition Covenant;  No Recourse.  Each of (i) the  Warrantholder,  by its acceptance hereof, and
(ii) the  Warrant  Agent,  agrees that it shall not (and,  in the case of the holder,  that it shall not direct the Warrant  Agent to), until the date  which is one year and one day after the  payment in full of the  Certificates  and all other  securities  issued by the
Trust,  the Trustor or entities  formed,  established or settled by the Trustor,  acquiesce,  petition or otherwise invoke or cause the
Trust,  the  Trustor or any such other  entity to invoke the  process of the United  States of  America,  any State or other  political subdivision  thereof  or any  entity  exercising  executive,  legislative,  judicial,  regulatory  or  administrative  functions  of or pertaining  to government  for the purpose of  commencing  or sustaining a case by or against the Trust,  the Trustor or any such other entity  under a federal or state  bankruptcy,  insolvency  or similar law or  appointing  a receiver,  liquidator,  assignee,  trustee, custodian,  sequestrator  or other  similar  official  of the Trust,  the  Trustor  or any such other  entity or all or any part of the property or assets of Trust,  the  Trustor or any such other  entity or ordering  the winding up or  liquidation  of the affairs of the
Trust, the Trustor or any such other entity.

                  Section VI.10.    Amendments to the Trust  Agreement.  The Trustee  hereby agrees not to consent to any amendments to the Trust  Agreement  which will  adversely  affect the rights of the  Warrantholders  in a material  manner without the consent of the
Warrantholders.

                  Section VI.11.    Reporting  Obligations.  During  any  period in which the Trust is not  subject  to  Section 13  or
15(d) of the Securities  Exchange Act of 1934, as amended,  the Trustee,  on behalf of the Trust,  shall promptly furnish to holders of
Call  Warrants and  prospective  purchasers of Call Warrants  designated by such holders,  upon request of such holders or  prospective purchasers,  the information  required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act of 1933, as amended, to permit compliance with Rule 144A in connection with the resale of Call Warrants;  provided,  however, that the Trust shall not (a) be required to provide  audited  financial  statements of the Trust or (b) be  required to furnish Rule 144A  Information  in  connection  with any request  made on or after the date that is two years  from the later of  (i) the  date  such  Call  Warrant  (or any  predecessor  Call
Warrant) was  acquired from the Trust or (ii) the date such Call Warrant (or any predecessor  Call  Warrant) was  last acquired from an
"affiliate" of the Trust within the meaning of Rule 144.

                                                              D-12

                  Each of (i) the holder of these Call Warrants,  by its acceptance  hereof,  and (ii) the Warrant Agent agrees that it shall not have any recourse to the Underlying Securities.

                                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                     not in its individual capacity but solely as Trustee
                                                     and Authenticating Agent

                                                     By:  _________________________________________________________
                                                             Name: ________________________________________________
                                                             Title:  ______________________________________________

                                                     U.S. BANK TRUST NATIONAL ASSOCIATION, as Warrant Agent

                                                     By:  _________________________________________________________
                                                             Name: ________________________________________________
                                                             Title:  ______________________________________________

                                                              D-13

                                                                                                                           Exhibit I

                                                          FORM OF CALL NOTICE

TO:      STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2
         U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE
         100 WALL STREET, SUITE 1600
         NEW YORK, NEW YORK 10005
         ATTENTION:  CORPORATE TRUST

                  The undersigned  registered  holder of [__] [or if different,  insert the number of unexercised  warrants held by the undersigned]  Call  Warrants,  hereby gives  notice by  registered  or  certified  mail,  return  receipt  requested or by a nationally recognized  overnight courier,  postage prepaid,  and in accordance with the terms of the Call Warrants,  hereby and irrevocably elects that it will exercise [__] [or if different,  insert the number of unexercised  warrants held by the  undersigned to be exercised] Call
Warrants  on [ ],  [20__]  (the  "Warrant  Exercise  Date"),  such  date  being  not  less  than 10 or more  than 60 days  prior to the date this notice is delivered to the Warrant Agent at the above  address,  and agrees that on or prior to the Warrant  Exercise Date it will  deliver  payment of $[ ] therefor.  In  connection  therewith,  the  undersigned  hereby  certifies  that it is solvent as of the date hereof.

Dated:

                  (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

                  (Street Address)
                  (City) (State) (Zip Code)

                                                              Exhibit I-1

                                                                                                                          Exhibit II

                                                         FORM OF SUBSCRIPTION
                                         [To be executed only upon exercise of Call Warrants]

To:      STRATS(SM) Trust For BNSF Funding Trust I Securities, Series 2007-2

         U.S. Bank Trust National Association, as Trustee
         100 Wall Street, Suite 1600
         New York, New York 10005
         Attention: Corporate Trust

                  The undersigned  registered holder of _____ [Insert the number of unexercised  warrants held by the undersigned] Call
Warrants,  having previously given notice thereof in accordance with the terms of the Call Warrants,  hereby irrevocably exercises ____
[insert the number of warrants to be exercised] Call Warrant(s) for,  and purchases pursuant thereto, the Called Underlying  Securities
receivable  upon such  exercise,  and herewith  makes payment of $[    ] per exercised  Call Warrant  therefor,  and requests that such
Called  Underlying  Securities  be  transferred  to [insert  information  required for transfer of Called  Underlying  Securities].  In connection  therewith,  the undersigned  hereby  certifies that it is solvent as of the date hereof,  as required by Section I.1 of the
Call Warrants.

Dated:

                  (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                  (Street Address)
                  (City)(State)(Zip Code)

                                                              Exhibit II-1

                                                                                                                         Exhibit III

                                                       FORM OF INVESTMENT LETTER

                                                     QUALIFIED INSTITUTIONAL BUYER

                                                                                                         Dated:    [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York  10005

Synthetic Fixed-Income Securities, Inc.
301 S. College St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

                  In connection with our proposed purchase of [insert number] of the Call Warrants dated  _______________,  issued with respect  to  $_______________  principal  amount  of  6.613%  Fixed  Rate/Floating  Rate  Trust  Preferred  Securities,  due  2055  due
_______________,  CUSIP _______________,  (the "Call Warrants"),  the investor on whose behalf the undersigned is executing this letter
(the "Purchaser") confirms that:

                  (1)      The Purchaser has received a copy of such  information as the Purchaser deems necessary in order to make its investment  decision and the Purchaser has been provided the  opportunity  to ask questions of, and receive  answers from, the Trustor, concerning the terms and conditions of the Call Warrants.  The Purchaser has received and understands the above,  and understands  that substantial  risks are  involved  in an  investment  in the Call  Warrants.  The  Purchaser  represents  that in making its  investment decision to acquire the Call Warrants, the Purchaser has not relied on representations,  warranties,  opinions, projections,  financial or other  information or analysis,  if any,  supplied to it by any person,  including you, the Trustor or the Trustee referred to above or any of their  affiliates.  The Purchaser has such  knowledge  and  experience in financial and business  matters as to be capable of evaluating  the merits and risks of an investment in the Call  Warrants,  and the  Purchaser is able to bear the  substantial  economic risks of such an investment.  The Purchaser has relied upon its own tax, legal and financial  advisors in connection  with its decision to purchase the Call Warrants.

                  (2)      The Purchaser is (A) a "Qualified  Institutional Buyer" (as defined in Rule 144A under the Securities Act of
1933,  as amended (the "1933  Act")) and  (B) acquiring  the Call Warrants for its own account or for the account of an investor of the type described in clause  (A) above as to which the Purchaser  exercises sole  investment  discretion.  The Purchaser is purchasing the
Call Warrants for investment  purposes and not with a view to, or for, the offer or sale in connection  with, a public  distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

                                                              Exhibit III-1

                  (3)      The Purchaser  understands  that the Call  Warrants have not been and will not be registered  under the 1933
Act or under the  securities  or blue sky laws of any state,  and that if it decides to resell,  pledge or otherwise  transfer the Call
Warrants,  such Call Warrants may be resold,  pledged or transferred  without  registration only to an entity that has delivered to the
Trustor and the Trustee a certification in the form of this letter.  The Purchaser  understands  that (i) any  transference of the Call
Warrants must be to an entity that the Purchaser  reasonably believes to be a Qualified  Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified  Institutional Buyer, that is, in either case, aware that the resale,  pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each  subsequent  holder will be required to, notify any purchaser of the Call Warrants from it of the resale restrictions referred to herein.

                  (4)      The  Purchaser  understands  that the Call  Warrants  will bear a legend  to the  following  effect,  unless otherwise agreed by the Trustor and the Trustee:

                  "THESE  CALL  WARRANTS  HAVE NOT BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED,  AND MAY NOT BE
TRANSFERRED,  SOLD OR  OTHERWISE  DISPOSED OF EXCEPT  WHILE A  REGISTRATION  UNDER SUCH ACT IS IN EFFECT OR  PURSUANT TO THE  EXEMPTION
THEREFROM UNDER SUCH ACT PROVIDED  PURSUANT TO RULE 144A THEREUNDER.  THE CALL WARRANTS  REPRESENTED  HEREBY MAY BE TRANSFERRED ONLY IN
COMPLIANCE  WITH THE CONDITIONS  SPECIFIED IN THESE CALL WARRANTS  INCLUDING THE DELIVERY OF AN INVESTMENT  LETTER IN THE FORM ATTACHED
HERETO.  EACH PROSPECTIVE  TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A  "QUALIFIED  INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A) AND  (B) ACQUIRING  THE CALL WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE
DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION."

                  (5)      The  Purchaser  agrees  that if at some  time in the  future  it wishes to  transfer  or  exchange  the Call
Warrants,  it will not transfer or exchange the Call Warrants  unless such transfer or exchange is in accordance  with  Section 3.2  of the Warrant Agent  Agreement.  The Purchaser  understands  that any purported  transfer of the Call Warrants in contravention of any of the  restrictions  and conditions in the Warrant Agent  Agreement,  shall be void, and the purported  transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrantholder.

                  (6)      The Purchaser  understands  that the Call Warrants may be transferred  in minimum  amounts equal to $500,000 initial amount, and in increments of $[10,000] in excess thereof.

                  You and the Warrant  Agent are  entitled  to rely upon this letter and are  irrevocably  authorized  to produce  this letter or a copy hereof to any  interested  party in any  administrative  or legal  proceeding or official  inquiry with respect to the matters covered hereby.

                                                              Exhibit III-2

                                                          Very truly yours,

                                                          By: _____________________________________________________
                                                              Name:
                                                              Title:

                                                              Registration Information:

                                                              Exhibit III-3

                                                          FORM OF ASSIGNMENT

                  [To be executed only upon transfer of these Call Warrants]

                  For value received,  the  undersigned  registered  holder of these Call Warrants hereby sells,  assigns and transfers unto ______ [insert number] of the Call Warrants to purchase  Underlying  Securities to which these Call Warrants relate,  and appoints an Attorney to make such transfer on the books of the Warrant Agent  maintained for such purpose,  with full power of  substitution  in the premises.

Dated:

                  (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

                  (Street Address)
                  (City State) (Zip Code)

Signed in the presence of:

                                                              Exhibit III-4

                                                                                                                           EXHIBIT E

                                                      RELEVANT SERVICING CRITERIA

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The  assessment of compliance to be delivered by the Trustee,  as  applicable,  shall address,  at a minimum,  the criteria  identified below as applicable to the Trustee:

____________________________________________________________________________________________________________________
                                             SERVICING CRITERIA
____________________________________________________________________________________________________________________
     Reference                                      Criteria                                     Trustee
                                                                                               Responsibilities
____________________________________________________________________________________________________________________
                                        General Servicing Considerations
_____________________                                                                       ________________________
1122(d)(1)(i)         Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_____________________                                                                       ________________________
1122(d)(1)(ii)        If any material servicing activities are outsourced to third                     X
                      parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_____________________                                                                       ________________________
1122(d)(1)(iii)       Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_____________________                                                                       ________________________
1122(d)(1)(iv)        A fidelity bond and errors and omissions policy is in effect on the              X
                      party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                      agreements.
_____________________                                                                       ________________________
                                       Cash Collection and Administration
_____________________                                                                       ________________________
1122(d)(2)(i)         Payments on pool assets are deposited into the appropriate                       X
                      custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
_____________________                                                                       ________________________
1122(d)(2)(ii)        Disbursements made via wire transfer on behalf of an obligor or to               X
                      an investor are made only by authorized personnel.
_____________________                                                                       ________________________
1122(d)(2)(iii)       Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_____________________                                                                       ________________________
1122(d)(2)(iv)        The related accounts for the transaction, such as cash reserve                   X
                      accounts or accounts established as a form of
                      overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
_____________________                                                                       ________________________
1122(d)(2)(v)         Each custodial account is maintained at a federally insured                      X
                      depository institution as set forth in the transaction agreements.
                      For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial

                                                              F-1

                      institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
____________________________________________________________________________________________________________________

1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized                    X
                      access.
_____________________                                                                       ________________________
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all                          X
                      asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                      These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_____________________                                                                       ________________________
                                       Investor Remittances and Reporting
_____________________                                                                       ________________________
1122(d)(3)(i)         Reports to investors, including those to be filed with the                       X
                      Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                      investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
                      Reporting Servicer.
_____________________                                                                       ________________________
1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in accordance                X
                      with timeframes, distribution priority and other terms set forth in the transaction agreements.
_____________________                                                                       ________________________
                      Disbursements made to an investor are posted within two business
                      days to the Servicer's investor records, or such other number of                 X
1122(d)(3)(iii)       days specified in the transaction agreements.
_____________________                                                                       ________________________
                      Amounts remitted to investors per the investor reports agree with
                      cancelled checks, or other form of payment, or custodial bank                    X
1122(d)(3)(iv)        statements.
_____________________                                                                       ________________________
                                           Pool Asset Administration
_____________________                                                                       ________________________
1122(d)(4)(i)         Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
_____________________                                                                       ________________________
1122(d)(4)(ii)        Pool asset and related documents are safeguarded as required by the              X
                      transaction agreements
_____________________                                                                       ________________________
1122(d)(4)(iii)       Any additions, removals or substitutions to the pool asset  pool                 X
                      are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
____________________________________________________________________________________________________________________

                                                              F-2

1122(d)(4)(iv)        Payments on pool assets, including any payoffs, made in accordance               X
                      with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                      (e.g., escrow) in accordance with the related pool asset documents.
_____________________                                                                       ________________________
1122(d)(4)(v)         The Reporting Servicer's records regarding the pool assets agree                 X
                      with the Reporting Servicer's records with respect to an obligor's unpaid principal balance.
_____________________                                                                       ________________________
1122(d)(4)(vi)        Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_____________________                                                                       ________________________
1122(d)(4)(vii)       Loss mitigation or recovery actions (e.g., forbearance plans,                    X
                      modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_____________________                                                                       ________________________
1122(d)(4)(viii)      Records documenting collection efforts are maintained during the                 X
                      period a pool asset is delinquent in accordance with the
                      transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_____________________                                                                       ________________________
1122(d)(4)(ix)        Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_____________________                                                                       ________________________
1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
                      (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                      (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
_____________________                                                                       ________________________
1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to

                                                              F-3

                      these dates, or such other number of days specified in the transaction agreements.
____________________________________________________________________________________________________________________

1122(d)(4)(xii)       Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_____________________                                                                       ________________________
1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                      agreements.
_____________________                                                                       ________________________
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                      recognized and recorded in accordance with the transaction agreements.
_____________________                                                                       ________________________
                      Any external enhancement or other support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)        as set forth in the transaction agreements.
_____________________                                                                       ________________________

____________________________________________________________________________________________________________________

U.S. BANK TRUST NATIONAL ASSOCIATION

Date:__________________________________

By:____________________________________
         Name:
         Title:

                                                              F-4